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THE SYMBOL "**" IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT THE PORTION
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CISCO SYSTEMS
[LOGO]

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                           SERVICE PROVIDER AGREEMENT
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This Agreement (the "Agreement") by and between Cisco Systems, Inc. ("Cisco"), a
California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California, 95134, and PF.Net Corp. ("Customer"), a Delaware corporation having its principal place of business at 1800 Alexander Bell Drive, 4th Floor, Reston, VA 20191, shall become effective in accordance with the provisions of Exhibit V hereto.

This Agreement consists of this signature page and the following attachments, which are incorporated in this Agreement by this reference:

      1.   Service Provider Agreement Terms and Conditions
      2.   EXHIBIT A: Customer Territory
      3.   EXHIBIT B: Discount Schedule
      4.   EXHIBIT B-1: Product Credits
      5.   EXHIBIT C: Support
      6.   EXHIBIT C-2: Service Maintenance Fees
      7.   EXHIBIT D: Networked Commerce Attachment
      8.   EXHIBIT E: Affiliate List
      9.   EXHIBIT G: Optical Networking Products
      10.  EXHIBIT S: Software License Agreement
      11.  EXHIBIT T: Special Purchase Terms
      12.  EXHIBIT U: Special Product Pricing
      13.  EXHIBIT V: Agreement Effective Date

This Agreement is the complete agreement between the parties hereto concerning the subject matter of this Agreement and replaces any prior oral or written communications between the parties, including, without limitation, the Velocita Communications Agreement, dated January 26, 2001, between Cisco and Velocita Corp. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. This Agreement may only be modified by a written document executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed. Each party warrants and represents that its respective signatories whose signatures appear below have been and are on the date of signature duly authorized to execute this Agreement.

PF. NET CORP.                            Cisco Systems, Inc.
("Customer")                             ("Cisco")


/s/ DAVID L. TAYLOR                      /s/ CORY ELLSWORTH
---------------------------------        --------------------------------------
Authorized Signature                     Authorized Signature


/s/ David L. Taylor                      /s/ Cory Ellsworth
---------------------------------        --------------------------------------
Name                                     Name


April 6, 2001                            April 3, 2001
---------------------------------        --------------------------------------
Date                                     Date


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                           SERVICE PROVIDER AGREEMENT
                              TERMS AND CONDITIONS

1.0   DEFINITIONS.

      Affiliates are the entities listed on Exhibit E to this Agreement of which at least 50.1% of the voting power is owned directly or indirectly by Customer, but only for so long ownership remains at 50.1% or above.

      CCO is Cisco's suite of on-line services and information at http://www.cisco.com.

      Critical Milestones shall mean any date identified as a Critical Milestone in a SOW.

      Documentation is user manuals, training materials, Product descriptions and specifications, technical manuals, license agreements, supporting materials and other printed information relating to Products and/or services offered by Cisco, whether distributed in print, electronic, CD-ROM or video format.

      Effective Date shall have the meaning set forth in Exhibit V.

      End User is the entity to which Customer sells and licenses Products for such entity's own use in conjunction with Customer's Network Services and/or to which Customer provides telecommunications services through use of the Products.

      Exclusivity Commitment shall mean Velocita's commitment to purchase Exclusivity Products as more fully described in Section 1(a) of Exhibit T.

      Hardware is the tangible product made available to Customer.

      Net Purchase Amount shall have the meaning set forth in Section 25.2.

      Network Services are the services offered or that may be offered by Customer which may include, but are not limited to, the following: access to the Internet and data transmission and value-added telecommunications services related to such transmission, including managed network services whereby Customer manages network elements belonging to or located at the premises of End Users in conjunction with telecommunications services to End Users by Customer.

      Price List is Cisco's published global price list.

      Prime Rate means the Prime Rate as reported by The Wall Street Journal or other equivalent publication.

      Product means, individually or collectively as appropriate, Hardware, licensed Software, Documentation, developed products, supplies, accessories, and other commodities related to any of the foregoing, listed on the then current published Price List.

      Purchase Commitment shall have the meaning set forth in Exhibit T.

      Purchase Order is a written or electronic order from Customer to Cisco for Hardware, Software or support services therefor to be purchased, licensed or provided under this Agreement.

      Services means any maintenance, or technical support and any other services performed or to be performed by Cisco, as set forth in this Agreement or the Exhibits hereto.

      Software is the machine readable (object code) version of the computer programs listed from time to time on the Price List and made available by Cisco for license by Customer, and any copies,


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      updates to, or upgrades thereof.

      Territory is comprised of those countries listed on Exhibit A.

2.0   SCOPE.

      This Agreement sets forth the terms and conditions for Customer's purchase of Hardware and license of Software solely for:

      2.1 Customer's Internal Business Use during the term of the Agreement. Customer may purchase the Products for the internal business use of Customer in the Territory.

      2.2   Network Services Provisioning and Commercial Resale.

            (a) Cisco grants Customer a non-exclusive, non-transferable right to purchase the Products for use in the Territory in creating and providing Network Services to End Users. Customer may resell Products (including embedded Software) to End Users, provided that the Products are used primarily in connection with access to Network Services, and provided further that Customer shall (i) (A) indicate on its Purchase Order any Product units which Customer knows, at the time of placing the Purchase Order, are to be resold to third parties or (B) for any Product units which Customer does not know, at the time of placing the Purchase Order, are to be resold to third parties, notify Cisco at the time Customer resells such Product units to third parties, if any, and (ii) shall report all such sales as otherwise required in this Agreement.

            (b) Customer certifies that it is acquiring the Products for the purpose of providing Network Services and incidental commercial resale, as set forth in this Agreement, and that Customer intends, generally, to use the Products to provide Network Services to End Users.

            (c) Customer will not distribute the Products to third parties, including resellers, other than for use in conjunction with Network Services; but Customer may dispose of the following types of Products (including embedded Software):

                  (i) Products which have been used by Customer for more than two years and that are either being upgraded or replaced by Customer in the ordinary course of business; and

                  (ii)  Products included in the Cisco's ********************
                        *****************************************************
                        *****************************************************
                        *****************************************************
                        *****************************************************

            in either case, such permitted disposal shall be subject to Cisco's then-current re-licensing policies and fees; provided, however, that notwithstanding anything in Cisco's relicensing policies to the contrary, in no event shall Customer be absolutely prohibited from relicensing the Software Customer is permitted to dispose of pursuant to this Section 2.2(c).

      2.3 Notwithstanding the foregoing, for any Products included in the Price List, including but not limited to Products which become or have become Cisco Products as a result of an acquisition by Cisco of another entity, Cisco may impose certification, installation, or training requirements on Customer prior to allowing Customer to purchase Products for resale, and may require on-going fulfillment of certification requirements to retain the right to resell and/or support such Products. Cisco does not accept any flowdown provisions including but not limited to United States Government Federal Acquisition Regulations


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            ("FARs"), Defense FARs, or NASA FARs notwithstanding existence of such provisions on Customer's Purchase Orders or supplementary documentation or Cisco's acceptance of such Purchase Orders or documentation.

            United States Government General Services Administration ("GSA"), California Multiple Award Schedule ("CMAS"), and other schedule contracts: This Agreement shall not be construed by Customer as a representation that Cisco will furnish supplies needed by Customer to fulfill any of Customer's GSA, CMAS, or similar contract obligations under any schedule contract.

3.0   PRICES.

      3.1 Prices for Products shall be those specified (a) in Exhibit U, for the Products listed therein and, (b) for all other Products, in Cisco's then-current Price List, in either case less the applicable discounts specified in Exhibit B of this Agreement. Prices for Services shall be as stated in Exhibit C-2. All prices are Ex Works per INCOTERMS 2000 at Cisco's site, San Jose, California, or other Cisco-designated shipping location within the contiguous 48 states of the United States. Other than in the case of the Products listed in Exhibit U, Cisco may change prices for the Products or for Services at any time by issuance of a revised Price List (including via electronic posting) or other announcement of price change.

      3.2   *****************************************************************
            ******************************************************************
            ********************************************************************
            *************************************************************
            ********************************************************************
            *******************************************************************
            *************************************************************
            ******************************************************************
            ***************************************************************
            *****************************************************************
            **************************************************************
            ****************************************************************
            *****************************************************************
            ********************************************** Price decreases, including decreases in the prices for the Fixed Price Products, will be effective for all Purchase Orders accepted by Cisco after the date of issuance or announcement of such price decreases.

      3.3 Customer is free to determine its resale prices unilaterally. Customer understands that neither Cisco nor any employee or representative of Cisco may give any special treatment (favorable or unfavorable) to Customer as a result of Customer's selection of resale prices. No employee or representative of Cisco or anyone else has any authority to determine what Customer's resale prices for the Products must be, or to inhibit, in any way, Customer's pricing discretion with respect to the Products.

      3.4 All stated prices are exclusive of any taxes, fees and duties or other amounts, however designated, and including without limitation value added and withholding taxes which are levied or based upon such charges, or upon this Agreement. Any taxes related to Products purchased or licensed pursuant to this Agreement shall be paid by Customer (except for taxes based on Cisco's income) unless Customer shall present an exemption certificate acceptable to the taxing authorities. Applicable taxes shall be billed as a separate item on the invoice, to the extent possible.

      3.5 Customer's expectation is that industry prices will decrease over time, not increase, in accordance with the general trend in the internetworking hardware and software industry, learning curves, scope of relationship, and many other factors. If general market prices for substantially similar technology decrease, Cisco and Customer reserve the right to renegotiate mutually acceptable prices.


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4.0   ORDERS.

      4.1 Customer shall purchase Products or Services by issuing a written or electronic Purchase Order, signed or (in the case of electronic transmission) sent by its authorized representative, indicating specific Products and Services, quantity, unit price, total purchase price, shipping instructions, requested delivery dates, bill-to and ship-to addresses, tax exempt certifications, if applicable, and any other special instructions. The terms of the Networked Commerce Attachment (Exhibit D) shall apply for any orders submitted electronically, via the CCO. Any contingencies contained on such Purchase Orders are not binding upon Cisco. The terms and conditions of this Agreement prevail, regardless of any additional or conflicting terms on the Purchase Order, or other correspondence, submitted by Customer to Cisco and any such conflicting terms are deemed rejected by Cisco, unless expressly agreed in writing.

      4.2 All Purchase Orders are subject to approval and acceptance by the Cisco Customer Service Order Administration office of the Cisco entity which shall supply the Products and Services, and no other office is authorized to accept orders on behalf of Cisco. Cisco shall use commercially reasonable efforts to provide information regarding acceptance or rejection of such orders within ten (10) days from receipt thereof, or within three (3) business days where orders are placed under CCO. Cisco will not withhold acceptance of any Purchase Order which meets Cisco's then-current published (including posting on CCO) lead times, is for a valid configuration and is otherwise consistent with the terms and conditions of this Agreement.

      4.3 Customer has the right to defer Product shipment for no more than thirty (30) days from the originally scheduled shipping date, provided written notice is received by Cisco at least ten (10) days before the originally scheduled shipping date. In addition, Customer has the right to cancel orders, reschedule deliveries, change the delivery destination and request Product configuration changes prior to the shipment date, subject to the remaining provisions of this
            Section 4.3. Cancelled orders, rescheduled deliveries or Product configuration changes made by Customer less than ten (10) days before the original shipping date will be subject to (a) acceptance by Cisco, and (b) a charge of fifteen percent (15%) of the total invoice amount. Cisco reserves the right to reschedule delivery in cases of configuration changes and changes to the delivery destination made within ten (10) days of scheduled shipment. Notwithstanding the foregoing, Customer shall not have the right to cancel any Purchase Order fewer that 30 days prior to the originally scheduled shipping date where the Products included in such Purchase Order are purchased with implementation Services, including but not limited to design, customization or installation Services, except as may be set forth in the agreement or Statement of Work under which the Services are to be rendered. In addition where Products are purchased with implementation Services, including but not limited to design, customization or installation Services, configuration changes and changes in delivery destination may require modification in the schedule set forth in the agreement or Statement of Work under which the Services are to be rendered.

5.0   FORECAST

      No later than thirty (30) days prior to the beginning of each calendar quarter, Customer shall provide Cisco with its non-binding forecast of its projected purchases of Products and Services from Cisco during the following four quarters. Such forecasts are for planning purposes only and do not create a binding obligation to purchase or sell. Notwithstanding the foregoing, Velocita agrees that it shall satisfy the Purchase Commitment and the Exclusivity Commitment as more fully described and subject to the limitations set forth in Exhibit T.

6.0   SHIPPING AND DELIVERY; ACCEPTANCE.

      6.1 Shipping dates will be established by Cisco upon acceptance of Purchase Orders from Customer. Shipping dates will be assigned as close as practicable to the Customer's requested date based on Cisco's then-current published (including posting on CCO) lead


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            times for the Products. Unless given written instruction by
            Customer, Cisco shall select the carrier.

      6.2 Shipping terms Ex Works per INCOTERMS 2000 at Cisco's site, San Jose, California, or other Cisco-designated shipping location within the contiguous 48 states of the United States, which shall appear on Cisco's order acknowledgement and/or be accessible via CCO. Title and risk of loss shall pass from Cisco to Customer upon delivery to the common carrier or Customer's representative at the delivery point per the applicable shipping term. Delivery shall be deemed made upon transfer of possession to the carrier. Customer shall be responsible for all freight, handling and insurance charges subsequent to delivery.

      6.3   Approval for Use and Acceptance Testing Procedures.

            6.3.1 This Section 6.3 details an Approval for Use and Acceptance
                  Testing Procedure which shall apply to Customer's purchase of Product models which Customer has not deployed previously in its network and which are purchased together with installation or other implementation Services pursuant to an SOW entered into pursuant to this Agreement. Only the initial purchase of Products for network deployment by Customer in a mutually agreed configuration (the "Test Configuration") shall be subject to the provisions of this Section 6.3.

            6.3.2 Customer shall indicate on any Purchase Order for which this
                  Section 6.3 applies that the Purchase Order is subject to Approval for Use and Acceptance Testing. Cisco may in its sole discretion accept or reject such Purchase Order, or limit the quantity of Products so ordered. Customer shall conduct a pilot test of the Test Configuration in accordance with a mutually-agreed test plan and acceptance criteria, and advise Cisco promptly of Acceptance or Non-Acceptance in writing (including email) within fifteen (15) days after the applicable Products are delivered. If no test plan and/or acceptance criteria have been agreed as of the date of delivery of the Products to Customer's site, the Products shall not be deemed subject to this Section 6.3, and shall be deemed accepted on delivery. Service Provider is wholly responsible for completing the testing of the Products at its own expense. Notwithstanding the foregoing, "Acceptance" shall be deemed to have occurred, and Cisco shall be entitled to render an invoice for the remaining balance of the purchase price of the Products (and, if applicable, the Services) i) upon notice of Acceptance by means of the Acceptance Certificate set forth in the applicable SOW, or such other form as the parties may agree; ii) if any portion of the Products comprising the Test Configuration are deployed for commercial use, or; iii) fifteen (15) days after delivery if no notice of Acceptance or Non-Acceptance has been received.

            6.3.3 If Customer provides Cisco with written notice, within 15 days of delivery of the applicable Products (a) indicating that the Test Configuration failed to achieve Acceptance and (b) detailing the aspects of the Test Configuration which did not pass in all material respects the agreed test plan, including a detailed list of non-conformities, Customer may require reperformance of implementation Services in accordance with
                  Section 10.4, and/or return the failing portions of the Test Configuration for replacement or return the entire Test Configuration and cancel the test, or accept the Products notwithstanding the failure, in which case remedies shall be as set forth under the warranty for the Products in Section
                  10. Upon Acceptance, Cisco may treat the Test Configuration as "delivered" for all purposes, and Cisco's obligations with respect to such Products shall be only as otherwise set forth in this Agreement, including pursuant to the warranty set forth in Section 10.


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      6.4   If Customer requests delivery of Products to Customer's forwarding agent or other representative in the country of shipment, Customer shall assume responsibility for compliance with applicable export laws and regulations, including the preparation and filing of shipping documentation necessary for export clearance. Except in accordance with the applicable delivery terms set forth in this Agreement, Cisco shall not have any liability in connection with shipment, nor shall the carrier be deemed to be an agent of Cisco.

      6.5 Where Products are purchased without implementation Services, and Cisco fails to ship the Products within thirty (30) days after the scheduled shipment date, Customer may cancel its Purchase Order with respect to such delayed Products. Such cancellation shall be Customer's sole remedy in case of delayed delivery. Upon request of Customer, Cisco shall include Customer in any prioritization program for deliveries as determined in Cisco's discretion.

      6.6 In the event that Cisco offers additional delivery terms, including CIP (Carriage and Insurance Paid) per INCOTERMS 2000 to Customer's designated site, Customer may elect to utilize such delivery terms in lieu of the above, in consideration of the payment of Cisco's then-current charges for such delivery services.

      6.7 Cisco reserves the right, without prejudice to its other rights, to withhold shipment (including partial shipments) of any Products or performance of any Services or require Customer or an Affiliate to prepay for further shipments if (a) Customer or an Affiliate fails to pay any undisputed amount when due, until such undisputed payment has been made in full, or (b) Customer or an Affiliate is in breach of (i) Section 12.0 of this Agreement, but only if such breach was caused by the intentional or grossly negligent conduct of Customer or such Affiliate or (ii) either of Section 9.0 or Section 18.0 of this Agreement, for the duration of such breach.

7.0   PAYMENT.

      7.1 Except in the case of disputed invoices, which are payable immediately upon resolution, upon and subject to credit approval by Cisco, payment terms shall be net thirty (30) days from the date of invoice. Invoices for Products shall be issued at the time of shipment by Cisco. All payments shall be made in U.S. currency unless otherwise agreed. Any sum not paid by Customer, when due, shall bear interest until paid at an annual rate equal to *********
            ************************************************************
            ******************

      7.2 Cisco reserves and Customer agrees that Cisco shall have and hereby grants, on an invoice-by-invoice basis, a purchase money security interest in Products heretofore supplied and hereafter supplied to Customer under this Agreement that are invoiced for payment under any invoice delivered pursuant to this Section 7 as security for the payment and charges under this Agreement (including, without limitation, shipping and installation charges, and all interest) due to Cisco as set forth in such invoice, until the invoice price for such Products and all other amounts as set forth in such invoice is paid in full, on the following terms:

            (a) The amount secured by such purchase money security interest in the Products covered by any particular invoice shall consist solely of the unpaid purchase price due Cisco as set forth in such invoice and any other charges due hereunder as set forth in such invoice (including all interest).

            (b) Such purchase money security interest shall automatically be released and discharged as to the Products covered by any particular invoice when the purchase price set forth in such invoice and all other amounts are paid in full to


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                  Cisco. Such release and discharge shall be effective upon
                  such payment in full, without any requirement or need for any additional action or confirmation by Cisco. If any financing statement is filed in favor of Cisco in respect of any Products for which the invoices purchase price and all such other amounts have been paid in full, Cisco shall promptly upon request of Customer execute a form UCC partial release (in form reasonably acceptable to Cisco submitted by Customer) in respect of such financing statement limited to such Products. In addition, if and as reasonably requested by Customer from time to time (but not more often than quarterly), Cisco will deliver a schedule setting forth in reasonable detail the invoices delivered under Section 7 that then remain unpaid and the amounts that remain unpaid thereunder.

            (c) In addition, consistent with the provisions of revised Article 9 of the Uniform Commercial Code of the relevant jurisdiction (as and when adopted), Customer hereby authorizes Cisco to file (with or without the Customer 's signature), at any time and from time to time, all financing statements, continuation financing statements, termination statements and other documents and instruments under Article 9 of the Uniform Commercial Code, in form reasonably satisfactory to Cisco, and take all other action, as Cisco may deem reasonable, to perfect and continue perfected, maintain the priority of or provide notice of the security interests of Cisco. Without limiting the foregoing, Customer hereby constitutes and appoints Cisco (and any of Cisco's officers, employees or agents designated by Cisco) as Customer's true and lawful attorney-in-fact, with full power and authority to execute any and all of the foregoing on behalf of and in the name of Customer.

      7.3 If Customer, within 38 days of its receipt of an invoice from Cisco, notifies Cisco that Customer disputes any amount invoiced by Cisco to Customer, then each party shall provide to the other party all information reasonably requested by such other party which it has to support its position regarding the disputed portion of the invoice and shall proceed in good faith and in a timely manner to resolve such disputed portion. Customer's obligation to pay the disputed portion any invoice (including interest accruing on such disputed portion) to Cisco shall be suspended for such period of time as is reasonably required to resolve any such dispute.

8.0   AFFILIATES OF CUSTOMER

      8.1 Affiliates of Customer listed on Exhibit E may purchase Products from Cisco under this Agreement. Customer hereby guarantees the performance by such Affiliates of the financial and other contractual obligations set forth in this Agreement and represents and warrants that it is empowered to enter into this Agreement on behalf of such Affiliates, and to bind such Affiliates to the terms and conditions of this Agreement. Cisco may require certain of the listed Affiliates to execute an agreement with Cisco or an affiliate of Cisco such that the legal relationship shall be between Cisco or Cisco's affiliate and Customer's Affiliate. Customer may add entities to Exhibit E without Cisco's consent by providing Cisco written notice indicating the entity to be added; provided that Cisco may reject such addition if the entity to be added (a) does not satisfy the definition of "Affiliate" set forth above; (b) is a direct competitor of Cisco or (c) does not satisfy Cisco's credit approval requirements. Each Affiliate that purchases Products or Services from Cisco as provided by this Section 8.1 shall be entitled to enforce, as an express third party beneficiary, each of the obligations of Cisco, including, without limitation, Section
            14.0 of this Agreement, but only with respect to the Products and Services purchased directly by such Affiliate.

      8.2 Any breach by Customer or by an Affiliate of this Agreement shall entitle Cisco to terminate this Agreement and/or any such agreement with Affiliate and/or any other Affiliate as permitted by Section 15.


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      8.3   The limit of liability set forth in this Agreement shall be deemed an aggregate limit of liability, not per Affiliate, regardless of whether an Affiliate or Affiliates has executed a separate agreement with Cisco or a Cisco Affiliate permitting such Affiliate to purchase under the terms of this Agreement.

9.0   PROPRIETARY RIGHTS AND SOFTWARE LICENSING.

      9.1 Subject to the remaining provisions of this Section 9.1, Cisco grants to Customer a perpetual, non-exclusive, non-transferable license (a) to use the Software for Customer's internal business use, and to create and provide Network Services to End Users in the Territory under the terms of Exhibit S; and (b) during the term of this Agreement, to market and distribute the Software in the Territory to End Users, solely as permitted in this Section. The termination of Customer's rights pursuant to section (b) of the immediately preceding sentence upon termination of this Agreement shall not affect any software license previously granted pursuant to this Agreement. The license granted herein shall be for use of the Software in object code format only and, except to the extent required to provide Network Services to End User, solely as provided in Exhibit S. Customer may not sublicense to any person or entity (including its Affiliates) its rights to distribute the Software. Cisco may terminate any individual Software license granted hereunder upon Customer's failure to comply with the terms and conditions of Section 7.0, Section 11.0, Section 12.0, Section 18.0 and Section 21.0 of this Agreement with respect to such individual Software license. In addition, Cisco may terminate all Software licenses granted hereunder upon Customer's failure to comply with the terms and conditions of this Section 9.0 with respect to any individual license granted hereunder.

      9.2 Customer shall, and shall require its Affiliates to, provide a copy of the Software License Agreement (a copy of which is attached hereto as Exhibit S) to each End User of the Software prior to installation of the Software at such End User site.

      9.3 Customer shall notify Cisco promptly of any known breach of the Software License Agreement and further agrees that it will pursue or, at Cisco's request, assist Cisco to diligently pursue, an action against any third parties in breach of the license. Customer agrees that it shall use good faith efforts to monitor compliance with the Software License Agreement. For purposes of this Section, "good faith efforts" shall mean the same degree of care that Customer uses in monitoring compliance with the terms and conditions of use of Customer's own intellectual property of a similar nature to the Software.

10.0  LIMITED WARRANTY.

      10.1 Hardware. Cisco warrants that from the date of shipment by Cisco to Customer, and continuing for a period of the longer of (a) ****** ********* or (b) the period set forth in the Warranty Card accompanying the Product, the Hardware will be free from defects in material and workmanship, under normal use. Customer's sole and exclusive remedy and the entire liability of Cisco and its suppliers under this limited warranty will be, at Cisco's or its service center's option, shipment of a replacement within the period and according to the replacement process described in the Warranty Card, or a refund of the purchase price, if the Hardware is returned to the party supplying it to Customer, if different than Cisco, freight and insurance prepaid. Cisco replacement parts, used in Hardware repair, may be new or equivalent to new. Cisco's obligations hereunder are conditioned upon the returned of affected Products, in accordance with Cisco's then-current Return Material Authorization
            (RMA) procedures.

      10.2 Software. Cisco warrants that from the date of shipment by Cisco to Customer and continuing for a period of the longer of (a) ****** ********* or (b) the period set forth in the Warranty Card accompanying the Product: (a) the media on which the Software is


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            furnished will be free of defects in materials and workmanship, under normal use; and (b) the Software substantially conforms to its published specifications. Except for the foregoing, the Software is provided AS IS. This limited warranty extends only to the Customer who is the original licensee. Customer's sole and exclusive remedy and the entire liability of Cisco and its suppliers under this limited warranty will be, at Cisco or its service center's option, repair, replacement, or refund of the Software if reported (or, upon request, returned) to the party supplying the Software to Customer, if different than Cisco. In no event, does Cisco warrant that the Software is error free or that Customer will be able to operate the Software without problems or interruptions. In addition, due to the continual development of new techniques for intruding upon and attacking networks, Cisco does not warrant that the Software or any equipment, system or network on which the Software is used will be free of vulnerability to intrusion or attack.

      10.3 Title. Cisco warrants that it has good title to the Hardware portion of the Products, free and clear of all liens and encumbrances.

      10.4 Services. Services shall be performed in a workmanlike manner consistent with industry standards. Customer must notify Cisco promptly, but in no event more than 30 days after completion of the Services, of any claimed breach of this warranty. Customer's sole and exclusive remedy for breach of warranty shall be, at Cisco's option, re-performance of the Services; or return of the portion of the fees paid to Cisco by Customer for such non-conforming Services. The provision of Services under this Agreement shall not extend the warranties provided with any Hardware purchased or Software licensed by Customer.

      10.5 Restrictions. This warranty does not apply to any failure of the Product or Service to comply with this warranty caused by (a) alteration of the Product, except by Cisco, (b) installation, operation, repair, or maintenance of the Product not in accordance with instructions supplied by Cisco, (c) Product having been subjected to abnormal physical or electrical stress, misuse, negligence, or accident; or (d) sale of the Product or, in the case of Software, license, for beta, evaluation, testing or demonstration purposes for which Cisco does not receive a payment of purchase price or license fee.

      10.6 DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFIED IN THIS SECTION 10, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, SATISFACTORY QUALITY OR ARISING FROM A COURSE OF DEALING, LAW, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. TO THE EXTENT AN IMPLIED WARRANTY CANNOT BE EXCLUDED, SUCH WARRANTY IS LIMITED IN DURATION TO THE WARRANTY PERIOD. This disclaimer and exclusion shall apply even if the express warranty set forth above fails of its essential purpose. The date of shipment of a Product by Cisco is set forth on the packaging material in which the Product is shipped. Customer acknowledges that the Internet URL address and the web pages referred to above may be updated by Cisco from time to time; the version in effect at the date of delivery of the Products to the Customer shall apply. The provisions of this Section 10.6 shall not be deemed to limit the parties' respective rights and obligations under Section 13 or
            Section 14.

11.0  TRADEMARK USAGE.

      11.1 Customer is permitted to use the name, logo, trademarks, and other marks of Cisco (collectively, the "Marks") for all proper purposes in the sale of Cisco Products or the provision of Network Services to End Users and the performance of Customer's duties hereunder only so long as this Agreement or a similar agreement between Cisco and Customer providing for the supply of Products and Services by Cisco to Customer is in


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            effect. Customer's use of such Marks shall be in accordance with
            Cisco's policies including, but not limited to trademark usage and advertising policies, and be subject to Cisco's approval. Customer agrees not to attach to any Products any trademarks, trade names, logos, or labels other than an aesthetically proper label identifying the Customer, its location and its relationship to Cisco. Customer further agrees not to affix any Marks to products other than genuine Products.

      11.2 Customer shall have no claim or right in the Marks, including but not limited to trademarks, service marks, or trade names owned, used or claimed now or which Cisco has authority to grant Customer the right to use in the future. Customer shall not make any claim to the Cisco Marks or lodge any filings with respect to such Marks or marks confusingly similar to the Marks, whether on behalf of Cisco or in its own name or interest, without the prior written consent of Cisco. Customer shall upon request of Cisco discontinue its use of any Mark.

12.0  CONFIDENTIAL INFORMATION.

      12.1 "Confidential Information" to be disclosed by Customer under this Agreement is information regarding Customer's network operations and technical plans and marketing and financial data, and "Confidential Information" to be disclosed by Cisco under this Agreement is information regarding Cisco's hardware, software and service products, and technical, financial and marketing data, and information posted on CCO. The Receiving Party may use the Confidential Information solely for the purpose of furtherance of the business relationship between the parties, as provided in this Agreement and shall not disclose the Confidential Information to any third party, other than to its Affiliates and to employees or directors of the Receiving Party and its Affiliates who have a need to have access to and knowledge of the Confidential Information, solely for the purpose authorized above. Each party shall take appropriate measures by instruction and agreement prior to disclosure to such employees or directors to assure against unauthorized use or disclosure. Information (other than that on CCO) disclosed by the Disclosing Party in written or other tangible form will be considered Confidential Information only if such information is conspicuously designated as "Confidential," "Proprietary" or a similar legend. Information disclosed orally shall only be considered Confidential Information if: (i) identified as confidential, proprietary or the like at the time of disclosure, and
            (ii) confirmed in writing within thirty (30) days of disclosure. Confidential Information disclosed to the Receiving Party by any Affiliate or agent of the Disclosing Party is subject to this Agreement.

      12.2 The Receiving Party shall have no obligation with respect to information which (i) was rightfully in possession of or known to the Receiving Party without any obligation of confidentiality prior to receiving it from the Disclosing Party; (ii) is, or subsequently becomes, legally and publicly available without breach of this Agreement; (iii) is rightfully obtained by the Receiving Party from a source other than the Disclosing Party without any obligation of confidentiality to the disclosing party or its Affiliates; (iv) is developed by or for the Receiving Party without use of the Confidential Information and such independent development can be shown by documentary evidence; (v) is transmitted by a party after receiving written notification from the other party that it does not desire to receive any further Confidential Information; (vi) is disclosed by the Receiving Party pursuant to a valid order issued by a court or government agency, provided that the Receiving Party provides (a) prior written notice to the Disclosing Party of such obligation and (b) the opportunity to oppose such disclosure. Upon written demand by the Disclosing Party, the Receiving Party shall:
            (i) cease using the Confidential Information, (ii) return or destroy the Confidential Information and all copies, notes or extracts thereof to the Disclosing Party within seven (7) days of receipt of demand; provided that Customer shall be permitted to retain those items of Confidential Information set forth in Section 15.7, and
            (iii) upon request of the Disclosing Party, certify in writing that the Receiving Party has complied


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            with the obligations set forth in this paragraph.

      12.3 The terms of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop or acquire products without use of the other party's Confidential Information. The Disclosing Party acknowledges that the Receiving Party may currently, or in the future be developing information internally, or receiving information from other parties, that is similar to the Confidential Information. Accordingly, nothing in this Agreement will be construed as a representation or agreement that the Receiving Party will not develop or have developed for it products, concepts, systems or techniques that are similar to or compete with the products, concepts, systems or techniques contemplated by or embodied in the Confidential Information provided that the Receiving Party does not violate any of its obligations under this Agreement in connection with such development. Further, either party shall be free to use for any purpose the residuals resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form which may be retained by persons who have had access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein, provided such Confidential Information is not expressly incorporated in a tangible form provided by the Disclosing Party. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals.

      12.4 Each party shall retain all right, title and interest to such party's Confidential Information. No license under any trademark, patent or copyright, or application for same which are now or thereafter may be obtained by such party is either granted or implied by the conveying of Confidential Information. The Receiving Party shall not reverse-engineer, decompile, or disassemble any software disclosed to it and shall not remove, overprint or deface any notice of copyright, trademark, logo, legend, or other notices of ownership from any originals or copies of Confidential Information it obtains from the Disclosing Party. WITHOUT PREJUDICE TO THE EXPRESS WARRANTIES PROVIDED ELSEWHERE IN THIS AGREEMENT, CONFIDENTIAL INFORMATION IS PROVIDED "AS IS" WITH ALL FAULTS. IN NO EVENT, SHALL THE DISCLOSING PARTY BE LIABLE FOR THE ACCURACY OR COMPLETENESS OF THE CONFIDENTIAL INFORMATION. None of the Confidential Information disclosed by the parties constitutes any representation, warranty, assurance, guarantee or inducement by either party to the other with respect to the infringement of trademarks, patents, copyrights, any right of privacy, or any rights of third persons.

      12.5 Neither party shall disclose, advertise, or publish the terms and conditions of this Agreement without the prior written consent of the other party. Any press release or publication regarding this Agreement is subject to prior review and written approval of the parties; provided, however, that notwithstanding the provisions of this Section 12, both parties agree that any disclosure of the terms of this Agreement to lenders to the disclosing party which are bound by confidentiality undertakings at least as protective as those required by this Section 12, shall not constitute a violation of this Section 12. In addition, either party may request consent, which consent shall not be unreasonably withheld, from the other party to disclose information related to this Agreement to any securities or other regulatory authority or to holders or prospective purchasers of the requesting parties' securities. Any consent provided pursuant to the immediately preceding sentence to disclose this Agreement to a securities or other regulatory authority shall constitute consent to make such disclosure to the same securities or other regulatory authority each time such disclosure is required.

13.0  GENERAL INDEMNITY.

      13.1 Each party shall defend, indemnify and hold harmless the other, its corporate affiliates and their respective officers, directors, employees, and agents and their respective


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            successors and assigns from and against any and all claims, losses, liabilities, damages, and expenses (including, without limitation, reasonable attorneys' fees), including without limitation, those based on contract or tort, arising out of or in connection with a claim, suit or proceeding brought by a third party based upon bodily injury (including death) or damage to tangible personal property (not including lost or damaged data) arising from the negligent or intentional acts or omissions of the indemnifying party or its subcontractors, or the officers, directors, employees, agents, successors and assigns of any of them. In the event that the indemnified party's or a third party's negligent or intentional acts or omissions contributed to cause the injury or damage for which a claim of indemnity is being asserted against the indemnifying party hereunder, the damages and expenses (including, without limitation, reasonable attorneys' fees) shall be allocated or reallocated, as the case may be, between the indemnified party, the indemnifying party and any other party bearing responsibility in such proportion as appropriately reflects the relative fault of such parties, or their subcontractors, or the officers, directors, employees, agents, successors and assigns of any of them, and the liability of the indemnifying party shall be proportionately reduced.

      13.2 The foregoing indemnification obligations are conditioned upon the indemnified party, cooperating with, assisting and providing information to, the indemnifying party as reasonably required, and granting the indemnifying party the exclusive right to defend or settle such claim, suit or proceeding. The indemnified party shall promptly notify the indemnifying party in writing of the claim, suit or proceeding for which the indemnifying party is obligated to provide indemnification under this Section, provided that failure of the indemnified party to provide timely notice hereunder shall not affect rights of indemnification hereunder, except to the extent that the indemnifying party is detrimentally prejudiced thereby. No indemnifying party may enter into any settlement of a claim for which it is providing indemnification hereunder to the extent that it would have a material adverse effect on the indemnified party without the prior written approval of the indemnified party, which approval shall not be unreasonably withheld.

14.0  PATENT AND COPYRIGHT INFRINGEMENT.

      14.1 Cisco will have the obligation and right to defend any claim, suit or proceeding brought against Customer, so far as it is based on a claim that any Product supplied hereunder, including any Product supplied under any of the Exhibits or Appendices hereto, (a) infringes a ******************************************************
            ******************************************************************
            ******************************************************************
            ******************************************************************
            ******************************************* and shall indemnify
            Customer against final judgments entered in such a suit by a court of competent jurisdiction or proceeding and against settlements arising out of such a claim, suit, or proceeding. Cisco's obligations specified in this paragraph will be conditioned on Customer notifying Cisco promptly in writing of the claim or threat thereof and giving Cisco full and exclusive authority for, and information for and assistance with the defense and settlement thereof, provided that failure of Customer to provide timely notice hereunder shall not affect Customer's rights of indemnification hereunder, except to the extent that Cisco is detrimentally prejudiced thereby. Customer may participate in the defense of any such claim, but may do so at its own expense and Cisco shall have sole responsibility with respect to any such claim.

      14.2 If such claim has occurred, or in Cisco's opinion is likely to occur, Customer agrees to permit Cisco, at its option and expense, either to: (a) procure for Customer the right to continue using the Product; (b) replace or modify the same so that it becomes non-infringing; or (c) if neither of the foregoing alternatives is reasonably available, immediately terminate Cisco's obligations (and Customer's rights) under this Agreement with regard to such Products, and, if Customer returns such Product to Cisco, refund to Customer the price originally paid by Customer to Cisco for such Product as depreciated or amortized by an equal annual amount over the lifetime of the Products as established


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            by Cisco.

      14.3 Notwithstanding the foregoing, Cisco has no liability for, and Customer will indemnify Cisco against, any claim to the extent that it is based upon: (a) the combination, operation, or use of any Product supplied hereunder with, equipment, devices, or software not supplied by Cisco; (b) services offered or used by Customer through operation of the Products or revenue received by Customer from its services (this exclusion shall not limit Cisco's obligation under Section 14.1 with respect to the Product itself); (c) alteration or modification of any Product supplied hereunder; or (d) Cisco's compliance with Customer's designs, specifications, or instructions.

      14.4 Notwithstanding any other provisions hereof, Cisco shall not be liable for any claim based on Customer's use of the Products as shipped after Cisco has informed Customer of modifications or changes in the Products required to avoid such claims and offered to implement those modifications or changes, if such claim would have been avoided by implementation of Cisco's suggestions.

      14.5 THE FOREGOING STATES THE ENTIRE OBLIGATION OF CISCO AND ITS SUPPLIERS WITH RESPECT TO INFRINGEMENT OF PROPRIETARY RIGHTS. THE FOREGOING IS GIVEN TO CUSTOMER SOLELY FOR ITS BENEFIT AND IN LIEU OF, AND CISCO DISCLAIMS, ALL WARRANTIES OF NON-INFRINGEMENT WITH RESPECT TO THE PRODUCTS.

15.0  TERM AND TERMINATION.

      15.1 This Agreement shall commence on the Effective Date and continue thereafter for a period of two (2) years, unless extended by written agreement of both parties or sooner terminated as set forth below (the "Initial Term"). Without prejudice to either party's right to terminate this Agreement as set forth in Sections 15.2 to 15.5 below, the parties may, by mutual written agreement, extend the term of the Agreement for the period set forth in such agreement, up to a maximum of one (1) year beyond the then-current expiration date. Any extension shall be on the same terms and conditions then in force except as may be mutually agreed in writing by the parties.

      15.2 Cisco may, upon twenty-(20) days written notice, terminate this Agreement in the event Customer enters into a binding agreement for acquisition or transfer of a 20% interest in Customer to a direct competitor of Cisco.

      15.3 This Agreement may be terminated immediately by either party through written notice if the other party ceases to carry on business as a going concern or becomes the object of the institution of voluntary or involuntary proceedings in bankruptcy or liquidation, or a receiver or similar officer is appointed with respect to a substantial part of its assets.

      15.4 Cisco may terminate this Agreement immediately if Customer materially breaches a material provision of this Agreement and fails to remedy such material breach within 30 days after written notification by Cisco of such material breach. Notwithstanding the foregoing, this Agreement may be terminated immediately by Cisco without notice (a) in the event of Customer's (i) breach of Section 9, Proprietary Rights and Software Licensing, or (ii) intentional or grossly negligent breach of Section 12, Confidential Information or
            (b) if Exhibit T terminates.

      15.5 Customer shall have the right to terminate this Agreement as follows:

            15.5.1 pursuant to the provisions of Section 25.2; or

            15.5.2 if (a) Cisco withholds acceptance of any Purchase Order for Products which Purchase Order meets Cisco's then-current published (including posting on CCO) lead


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            times, is for a valid configuration and is otherwise consistent with the terms and conditions of this Agreement and (b) Customer, if Customer placed the Purchase Order or, if an Affiliate placed the Purchase Order, such Affiliate, is not then subject to a credit hold by Cisco (an "Invalid Rejection") and Cisco fails to cure such Invalid Rejection within 30 days after written notification by Customer of such Invalid Rejection, which notice references this
            Section 15.5.2. For purposes of this Section 15.5.2, Cisco shall be permitted to place Customer or an Affiliate on credit hold if Customer or the applicable Affiliate (a) fails to pay any sum payable under this Agreement when due, unless such sum is disputed in good faith by Customer, (b) ceases to carry on business as a going concern or becomes the object of the institution of voluntary or involuntary proceedings in bankruptcy or liquidation, or a receiver or similar officer is appointed with respect to a substantial part of its assets; or (c) fails to respond within 10 days to a written notice from Cisco or an affiliate of Cisco inquiring about any other indicator of severe financial difficulty.

      15.6 Upon termination of this Agreement, (a) Cisco reserves the right to cease all further deliveries due against existing orders unless Customer agrees to pay for such deliveries by certified or cashier's check prior to shipment, (b) all outstanding invoices immediately become due and payable by certified or cashier's check, and (c) subject to Section 26.8, Survival, all rights and licenses of Customer hereunder shall terminate except that Customer may continue to use, sell and distribute to End Users, in accordance with normal business practices and the terms of this Agreement, Products shipped to it by Cisco prior to the date of termination, or pursuant to (a) above.

      15.7 Additionally, upon termination of this Agreement Customer shall immediately return to Cisco all Confidential Information and data (including all copies thereof) then in Customer's possession or custody or control including, without limitation:

            15.7.1 All technical materials and business plans supplied by Cisco;

            15.7.2 All manuals covering Products; and

            15.7.3 Any customer or prospect lists provided by Cisco.

            retaining only sufficient material to fulfill remaining orders, to service and use, for the purposes contemplated by this Agreement, the Products and Services purchased pursuant to this Agreement.

      15.8 EACH PARTY AGREES IN THE EVENT OF TERMINATION OF THIS AGREEMENT FOR ANY REASON, NEITHER PARTY SHALL HAVE ANY RIGHTS TO DAMAGES OR INDEMNIFICATION OF ANY NATURE RELATED TO SUCH TERMINATION (BUT NOT LIMITING ANY CLAIM FOR DAMAGES IT MIGHT HAVE ON ACCOUNT OF THE OTHER PARTY'S BREACH OF THIS AGREEMENT, EVEN IF THE BREACH GAVE RISE TO TERMINATION, SUCH LIABILITY BEING GOVERNED BY AND SUBJECT TO THE LIMITATIONS SET FORTH ELSEWHERE IN THIS AGREEMENT), SPECIFICALLY INCLUDING NO RIGHTS TO DAMAGES OR INDEMNIFICATION FOR COMMERCIAL SEVERANCE PAY, WHETHER BY WAY OF LOSS OF FUTURE REVENUES OR PROFITS, EXPENDITURES FOR PROMOTION OF THE CISCO PRODUCTS, OR OTHER COMMITMENTS IN CONNECTION WITH THE BUSINESS AND GOOD WILL OF SUCH PARTY. EACH PARTY EXPRESSLY WAIVES AND RENOUNCES ANY CLAIM TO COMPENSATION OR INDEMNITIES FOR ANY TERMINATION OF A BUSINESS RELATIONSHIP. NOTHING IN THIS SECTION SHALL RELEASE EITHER PARTY FROM ANY OBLIGATION WHICH SURVIVES TERMINATION OF THIS AGREEMENT PURSUANT TO SECTION 26.8.

16.0  SUPPORT AND DOCUMENTATION.


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      16.1  Support. Services shall be provided by Cisco as set forth in Exhibit
            C. Upon the expiration of this Agreement, including any renewal terms thereof, support Services shall be available at Cisco's standard rates for such Services for the period for which Cisco is obligated to provide support for Products, provided that Cisco shall not be required to provide such support where this Agreement was terminated due to breach of Sections 7.0, 9.0, 12.0, 18.0 of this Agreement or Exhibit C hereto by Customer.

      16.2 Documentation. Cisco shall, upon request, provide or make available to Customer one copy (which may be in electronic form) of its standard Product documentation free of charge, including user guide and CD-ROM. Cisco hereby grants Customer a fully paid, non-exclusive license to modify, use, incorporate and reproduce a reasonable quantity of such documentation, provided that Cisco's or Customer's copyright notice is included in all such copies, but only for the purposes of supporting the Products for internal use and Network Services and not for distribution to End Users. Customer shall be solely responsible for the accuracy of all of its modifications.

      16.3 Manuals. Cisco grants Customer the right to modify, use, incorporate and reproduce Cisco's manuals as reasonably required in whole or in part for use in connection with Products purchased under this Agreement, provided that Cisco's or Customer's copyright notice is included in all such copies. Customer shall be solely responsible for the accuracy of all of its modifications.

17.0  RECORDS AND AUDIT.

      17.1 If Customer resells any Products as permitted by this Agreement, on a quarterly basis, Customer shall prepare and forward reports, reasonably required by Cisco, including but not limited to a Point of Installation (POI) report by country/by product/by quantity of Customer's monthly sales and deployments with respect to such resale Products, including all requested End User and Product information.

      17.2 Customer shall keep full, true, and accurate records and accounts, in accordance with generally-accepted accounting principles, of each Product purchased and deployed or distributed, including information regarding Software usage and export or transfer. If Customer resells, exports or transfers any Products, Customer shall make these records available for audit by Cisco upon fifteen (15) days prior written notice, during regular business hours, at Customer`s principal place of business. Any such audit by Cisco shall be limited to determining to whom Products were sold, Software usage, and any export or transfer of Products.

18.0  USE, EXPORT, RE-EXPORT, & TRANSFER CONTROLS.

      Customer hereby acknowledges that the Products and technology or direct products thereof ("Products and Technology"), supplied by Cisco under this Agreement are subject to export controls under the laws and regulations of the United States (U.S.). Customer shall comply with such laws and regulations governing use, export, re-export, and transfer of Cisco Products and Technology and will obtain all required U.S. and local authorizations, permits, or licenses. Cisco and Customer each agree to provide the other such information and assistance as may reasonably be required by the other in connection with securing such authorizations or licenses, and to take timely action to obtain all required support documents. Customer agrees to maintain full, true, and accurate records of exports, re-exports, and transfers of the Products and Technology, purchased and deployed or distributed, according to U.S. and local laws (minimum 5 years). Customer acknowledges that detailed information regarding compliance with U.S. use, export, re-export, and transfer laws may be found at:

           http://www.cisco.com/wwl/export/compliance_provision.html.

19.0  FORCE MAJEURE.


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      Except for the obligation to pay monies due and owing, neither party shall be liable for any delay or failure in performance due to events outside the defaulting party's reasonable control, including without limitation acts of God, earthquake, labor disputes, shortages of supplies, actions of governmental entities, riots, war, fire, epidemics, or delays of common carriers or other circumstances beyond its reasonable control. The obligations and rights of the excused party shall be extended on a day to day basis for the time period equal to the period of the excusable delay. Each party will use commercially reasonable efforts to notify the other of a Force Majeure event including, in the case of notice by Cisco, by electronic posting on CCO. If a Force Majeure event affecting Cisco's ability to perform lasts more than an aggregate of 90 days during any 360-day period during the Initial Term, the Exclusivity Commitment set forth in Exhibit T shall be suspended with respect to the Products affected for the remainder of time and to the extent that such Force Majeure event is affecting Cisco's ability to perform.

20.0  PRODUCT CHANGES AND CONTINUING SUPPORT.

      20.1 Cisco may make modifications which do not affect compliance of a Product with the terms of this Agreement, or which are necessary to comply with health, environmental or safety standards or governmental regulations or to make the Product non-infringing, without prior notice to or consent of Customer and such altered Product shall be deemed fully conforming. In cases other than those set forth in the foregoing sentence where Cisco announces, including by electronic posting, Product discontinuance or changes, Cisco shall allow Customer to place a final purchase order for such Products for a period of ninety (90) days from the date of announcement, with delivery to occur within ************************ days from date of order.

      20.2 Customer may propose modifications to Products to Cisco at any time. Cisco may in its sole discretion accept or reject any proposed modification. Unless expressly agreed in writing to the contrary, Cisco shall own all intellectual property rights, including patent, copyright and trade secret, to any proposed modification or the implementation thereof which is based on, adapts, relies upon, is made with reference to or uses any Confidential Information or intellectual property rights of Cisco.

      20.3 In the event that Cisco discontinues the availability of a Product, Cisco shall:

                  20.3.1 with respect to Cisco's ONG 15800 optical Product, (a) make available spare/replacement parts and/or repair Services for the discontinued Hardware for five (5) years from the date of announcement of the discontinuance; and (b) provide an opportunity for Customer to purchase a one-time supply of spare parts to support its reasonable, estimated requirements, in each case subject to availability of component parts and services from third party vendors necessary to provide such spare parts and support; and

                  20.3.2 for all Products other than Cisco's 15800 optical networking Product, if no Product with equivalent or better functionality is available, use commercially reasonable efforts to (a) make available spare/replacement parts and/or repair Services for the discontinued Hardware for five (5) years from the date of announcement of the discontinuance; and
                  (b) provide an opportunity for Customer to purchase a one-time supply of spare parts to support its reasonable, estimated requirements.

            In addition, technical support for each revision of Cisco's standard Software for a Product shall be available for three (3) years from the date of first commercial shipment of such revision. Cisco agrees that during the period for which Cisco is required to provide parts and support pursuant to Section 20.3.2, Cisco will use reasonable efforts to provide Customer advanced written notice of any pending unavailability of component parts or services for the ONG 15800 optical Product from third party vendors. In addition, if Cisco


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            is unable to provide the spare parts and/or support required by
            Section 20.3.1 above as a result of unavailability of component parts or services from third party vendors, Cisco will use commercially reasonable efforts to locate a reasonable alternative for such third party components and/or services.

      **.*  *****************************************************************
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21.0  COMPLIANCE WITH LAWS.

      21.1 Cisco shall comply with all standards that Cisco has placarded on the Products and shall comply with all laws and regulations applicable at the site of manufacture to the manufacture of the Products, not including non-mandatory standards body recommendations. Cisco shall not be responsible for noncompliance with laws arising out of combination, operation or use of the Products with Products not supplied by Cisco where use of the Products without such combination, operation or use would be in compliance with such laws. In the event of any third party claim against Customer relating to the foregoing, Cisco shall provide reasonable information and assistance in the resolution of the claim. Cisco shall comply with all Customer's reasonable internal security rules and procedures; however, Cisco and Cisco's personnel or agents shall not be required to sign individual agreements with Customer or waive any personal rights regarding same.

      21.2 Except as set forth in Section 21.1 above, Customer shall obtain all licenses, permits and approvals required by any government and shall comply with all applicable laws, rules, policies and procedures including requirements applicable to the use of Products under telecommunications and other laws and regulations of any government or other competent authority where the products are to be sold or deployed (collectively, "Applicable Laws"). Customer hereby represents and warrants that: (a) it shall comply with all Applicable Laws; (b) this Agreement and each of its terms are in full conformance and in compliance with such laws; and (c) it shall not act in any fashion or take any action or permit or authorize any action which will render Cisco liable for a violation of the U.S. Foreign Corrupt Practices Act.

22.0  LIMITATION OF LIABILITY.

      NOTWITHSTANDING ANYTHING ELSE HEREIN, ALL LIABILITY OF EACH PARTY AND ITS SUPPLIERS FOR CLAIMS ARISING UNDER THIS AGREEMENT OR OTHERWISE SHALL BE LIMITED TO THE GREATER OF THE MONEY PAID TO CISCO UNDER THIS AGREEMENT DURING THE ******************** PRECEDING THE EVENT OR CIRCUMSTANCE GIVING RISE TO SUCH LIABILITY OR ***********. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO (A) LIABILITY ARISING OUT OF CUSTOMER'S BREACH OF SECTION 9.0 OR EXHIBIT S, (B) AMOUNTS DUE FOR PRODUCTS AND SERVICES PURCHASED OR SOFTWARE USED OR TRANSFERRED WITH RESPECT TO THE PAYMENT OF WHICH NO BONA FIDE DISPUTE EXISTS, (C) AMOUNTS DUE UNDER EXHIBIT T OR (D) AMOUNTS PAID OR PAYABLE BY CISCO PURSUANT TO ITS OBLIGATIONS UNDER SECTION 14.0. THIS LIMITATION OF LIABILITY IS CUMULATIVE AND NOT PER INCIDENT.

23.0  WAIVER OF CONSEQUENTIAL AND OTHER DAMAGES.

      IN NO EVENT SHALL EITHER PARTY OR THEIR RESPECTIVE SUPPLIERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR LOST REVENUE, LOST PROFITS, OR LOST OR DAMAGED DATA, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN INFORMED OF THE POSSIBILITY THEREOF. NOTWITHSTANDING ANYTHING


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      ELSE TO THE CONTRARY SET FORTH HEREIN, NONE OF THE FOLLOWING SHALL BE
      CONSIDERED CONSEQUENTIAL DAMAGES FOR PURPOSES OF THIS SECTION 23.0: (A) LIABILITY ARISING OUT OF CUSTOMER'S BREACH OF SECTION 9.0 OR EXHIBIT S,
      (B) AMOUNTS DUE FOR PRODUCTS AND SERVICES PURCHASED OR SOFTWARE USED OR TRANSFERRED WITH RESPECT TO THE PAYMENT OF WHICH NO BONA FIDE DISPUTE EXISTS, (C) AMOUNTS DUE UNDER EXHIBIT T OR (D) AMOUNTS PAID OR PAYABLE BY CISCO PURSUANT TO ITS OBLIGATIONS UNDER SECTION 14.0.

24.0  NOTICES.

      All notices required or permitted under this Agreement will be in writing and will be deemed given: (a) when delivered personally; (b) when sent by confirmed facsimile or electronic mail (in the case of Cisco to "contract-notice@cisco.com", and in the case of Customer to terry.wingfield@velocita.com) (provided that the original document is placed in air mail/air courier or delivered personally, within seven days of the facsimile electronic notice); (c) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid (or six (6) days for international mail); or (d) one (1) day after deposit with a commercial express courier specifying next day delivery (or two (2) days for international courier packages specifying 2-day delivery), with written verification of receipt. All communications will be sent to the addresses set forth on the cover sheet of this Agreement or such other address as may be designated by a party by giving written notice to the other party pursuant to this paragraph.

25.0  PERFORMANCE FAILURES

      **.*  ******************************************************************
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            *************************

      **.*  *******************************************************************
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26.0  GENERAL.

      26.1 CHOICE OF LAW. The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of California, United States of America, as if performed wholly within the state and without giving effect to the principles of conflicts of law, and the State and federal courts of California shall have jurisdiction


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            over any claim arising hereunder. The parties specifically disclaim the UN Convention on Contracts for the International Sale of Goods. Notwithstanding the foregoing, either party may seek interim injunctive relief in any court of appropriate jurisdiction with respect to any alleged breach of such party's proprietary rights.

      26.2 NO WAIVER. No waiver of rights under this Agreement by either party shall constitute a subsequent waiver of this or any other right under this Agreement.

      26.3 ASSIGNMENT. Neither party may assign its rights or obligations or delegate its duties under this Agreement (other than the right to receive any amount due, which shall be freely assignable) except to a majority-owned parent or subsidiary company without the prior written consent of the other. Either party may withhold consent to assignment to a third party which the party reasonably believes is or is likely to be a competitor, for any reason or no reason, and any such assignment shall not relieve the assigning entity of any obligation to pay monies which were owed prior to the date of the assignment.

      26.4 SEVERABILITY. In the event that any of the terms of this Agreement become or are declared to be illegal or otherwise unenforceable by any court of competent jurisdiction, such term(s) shall be null and void and shall be deemed deleted from this Agreement. All remaining terms of this Agreement shall remain in full force and effect. Notwithstanding the foregoing, if this paragraph becomes applicable and, as a result, the value of this Agreement is materially impaired for either party, as determined by such party in its sole discretion, then the affected party may terminate this Agreement by written notice to the other.

      26.5 ATTORNEYS' FEES. In any suit or proceeding relating to this Agreement the prevailing party will have the right to recover from the other its costs and reasonable fees and expenses of attorneys, accountants, and other professionals incurred in connection with the suit or proceeding, including costs, fees and expenses upon appeal, separately from and in addition to any other amount included in such judgement. This provision is intended to be severable from the other provisions of this Agreement, and shall survive and not be merged into any such judgement.

      26.6 NO AGENCY. This Agreement does not create any agency, partnership, joint venture, or franchise relationship. No employee of either party shall be or become, or shall be deemed to be or become, an employee of the other party by virtue of the existence or implementation of this Agreement. Each party hereto is an independent contractor. Neither party has the right or authority to, and shall not, assume or create any obligation of any nature whatsoever on behalf of the other party or bind the other party in any respect whatsoever.

      26.7 URL. Customer hereby confirms that it has the ability to access the information made available by Cisco at CCO and the world wide web sites/URLs/addresses/pages referred to in Section 18.0 or Exhibit S of this Agreement. Any terms and conditions found on such websites/URLs/addresses/pages shall apply to this Agreement only to the extent they are not inconsistent with any of the express terms and conditions of this Agreement. Customer acknowledges that Cisco may modify any URL address or terminate the availability of any information at any address without notice to Customer.

      26.8  SURVIVAL. Sections 10, 12, 13, 14, 15, 17, 18, 19, 20, 21, 22, 23,
            24, 26, the license to use the Software set out in Section 9 and Exhibit S (subject to the termination provisions set forth in Exhibit S) and Exhibit B-1 shall survive the termination of this Agreement.

      26.9 HEADINGS. Headings of sections have been added only for convenience and shall not be deemed part of this agreement.


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--------------------------------------------------------------------------------
                                   EXHIBIT A
                               CUSTOMER TERRITORY
--------------------------------------------------------------------------------
           United States


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                                   EXHIBIT B

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                                   EXHIBIT B

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                                   EXHIBIT B

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                                  EXHIBIT B-1

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                                   EXHIBIT C

           PROVISIONED NETWORK SUPPORT PROGRAM ("Support Agreement")
--------------------------------------------------------------------------------

1.0   DEFINITIONS

      a) "Application Software" means non-resident/stand alone Software products which include Cisco's network management Software, security Software and internet appliance Software. Maintenance for such Product is available on a per Product basis.

      b) "CCO" means Cisco Connection Online, Cisco's suite of online services and information.

      c) "Depot Time" means Central European Time for parts shipping into Europe, Australia's Eastern Standard Time for parts shipping into Australia, and Pacific Standard Time for parts shipping into all other locations.

      d) "Equipment Schedule" means the list of Product covered under this Support Agreement.

      e) "Maintenance Release" means an incremental release of Cisco Software that provides maintenance fixes and may provide additional Software features. Maintenance releases are designated by Cisco as a change in the digit(s) to the right of the tenths digit of the Software version number [x.x.(x)].

      f) "Major Release" means a release of Cisco Software that provides additional Software features and/or functions. Major Releases are designated by Cisco as a change in the ones digit of the Software version number [(x).x.x].

      g) "Minor Release" means an incremental release of Cisco Software that provides maintenance fixes and additional Software features. Minor releases are designated by Cisco as a change in the tenths digit(s) of the Software version number [x.(x.).x].

      h) "Optical Networking Group (ONG)" means Products with optical solutions comprising Internet scale, carrier class switch/routers, transport platforms and extenders, and wavelength routers capable of supporting optical networking applications with reliability, availability, and serviceability.

      i) "RMA" means Return Material Authorization, which is further described in Section 2e of SP Base Appendix.

      j) "Service" means all services provided by Cisco under this Support Agreement.

      k) "Standard Business Hours" means 6:00 AM to 6:00 PM Monday through Friday, excluding Cisco-observed holidays, in the U.S. and Canada and outside the U.S. and Canada, means 8:00 AM to 5:00 PM Australia's Eastern Standard Time and Central European Time, Monday through Friday, excluding local Cisco-observed holidays.

      l) "Update" means Maintenance Releases, Minor Releases and/or Major Releases that contain the same configuration as originally acquired.

2.0   SERVICE RESPONSIBILITIES OF THE PARTIES

      According to the support selected and in consideration of the applicable service fees paid by Customer, Cisco shall provide the support services as set forth in the base support program ("SP Base") and the support options selected under Appendices A-2 to A-7. Customer shall pay applicable fees for SP Base and any support options selected and shall comply with the respective support obligations identified thereunder. The Appendices supplement the Support Agreement, and all the terms and conditions of Support Agreement apply to the Appendices; provided, that to the extent that there is a conflict between Support Agreement and the Appendices, the terms of this Appendices shall take precedence over the terms and conditions of the Support Agreement with regards to the subject matter described therein.

3.0   SERVICES NOT COVERED UNDER THIS SUPPORT AGREEMENT

      a) Any customization or installation of Software (including installation of Updates).

      b) Support or replacement of Product that is altered, modified, mishandled, destroyed or damaged by natural causes or damaged due to a negligent or willful act or omission by Customer or use by Customer other than as specified in the applicable Cisco-supplied Documentation.

      c) Any Hardware, or third party hardware or software, upgrade required to run new or updated Software.


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      d)    Import and/or customs duties, taxes and fees.

      e)    Electrical or site work external to the Products.

      f) Services to resolve software or hardware problems resulting from third party product or causes beyond Cisco's control, or Customer's failure to perform its responsibilities under this Support Agreement.

      g) Any non-IOS(TM)Software Updates including for Application Software, unless stated otherwise.

      h)    Services for non Cisco Software installed on any Hardware.

      i) Furnishing of supplies, accessories or the replacement of expendable parts (e.g., cables, blower assemblies, power cords, rack mounting kits).

      j) Any expenses incurred to visit Customer's location, except as required during escalation of problems by Cisco.

      k) Additional Services are provided at the then-current time and materials rates.

      l) Major, minor, and maintenance releases of Microsoft(R) software platforms. Customers should contact their Microsoft(R) software vendor directly to obtain information on acquiring releases and/or bug fixes related to Microsoft(R) software platforms.

4.0   SERVICE FEES AND PAYMENT TERMS

      a) Pricing for Services provided under this Support Agreement shall be as set forth in Exhibit C-2, except that in the case of Professional Services provided under this Support Agreement the pricing of such Professional Services shall be at Cisco's then current list price at the time the Statement of Work is executed by both Cisco and the Customer, or as specified in the Statement of Work. All stated prices are exclusive of any taxes, fees and duties or other amounts, however designated, and including without limitation value added and withholding taxes which are levied or based upon such charges, or upon this Support Agreement (other than taxes based on the net income of Cisco). Any taxes related to Services purchased or licensed pursuant to this Support Agreement shall be paid by Customer or Customer shall present an exemption certificate acceptable to the taxing authorities. Applicable taxes shall be billed as a separate item on the invoice, to the extent possible.

      b) Upon and subject to credit approval by Cisco, payment terms shall be net thirty (30) days from invoice date. Unless otherwise specified, all Services shall be invoiced annually in advance. Professional Services shall be invoiced as set forth in the Statement of Work. All payments shall be made in U.S. currency. If at any time Customer is delinquent in the payment of any invoice or is otherwise in breach of this Support Agreement, Cisco may, in its discretion, and without prejudice to its other rights, withhold entitlement to any Services. Any sum not paid by Customer when due shall bear interest until paid at an annual rate equal to the Prime Rate plus 2% per annum or the maximum rate permitted by law, whichever is less.

5.0   SOFTWARE LICENSE

      a) Customer acknowledges that it may receive Software as a result of Services provided under this Support Agreement. Customer agrees that it is licensed to use such Software only on Hardware covered under this Support Agreement (except as otherwise authorized in the Software documentation) and subject to the terms and conditions of the Software license contained in the Agreement. Customer shall not:
            (i) copy, in whole or in part, Software or documentation, except that Customer may make one copy of the Software for archival purposes; provided that Customer affixes to such copy all copyright, confidentiality and proprietary notices that appear on the original;
            (ii) modify the Software, reverse compile or reverse assemble all or any portion of the Software; or (iii) rent, lease, distribute, sell, or create derivative works of the Software. Software will be delivered electronically via a download from Cisco's CCO web site unless otherwise specified by Cisco.

      b) When Customer upgrades Software to a new release, it shall not be permitted to continue to use a previous release and the new release concurrently, e.g., only one licensed copy of the Software may be used at a time, except for a limited amount of time for parallel testing, but under no circumstances may more than one release be in production at any one time.

6.0   ENTITLEMENT

      Customer acknowledges that it is only entitled to receive Services on Product for which it has paid a separate support fee. Cisco reserves the right, upon reasonable advance notice, to perform an audit of Customer's


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      Products and records to validate such entitlement and to charge for support if Cisco determines that unauthorized support is being provided , as well as interest penalties at the highest rate permitted by law, and applicable fees including, without limitation, attorneys' fees and audit fees.

7.0   LIMITATION OF LIABILITY

      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************
      ************************************************************************

8.0   SECURITY

      Cisco agrees to comply with all Customer's reasonable internal security rules and procedures; however, Cisco's personnel or agents shall not be required to sign individual agreements with Customer or waive any personal rights.

9.0   THIRD PARTY MAINTENANCE PROVIDERS

      Cisco reserves the right to subcontract services to a third party maintenance organization to provide Services to Customer.

10.0  CONFLICT OF TERMS

      To the extent that there is a conflict between this Support Agreement and the Agreement, the terms of this Support Agreement shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein.


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--------------------------------------------------------------------------------
                                   APPENDIX A
                                SP BASE SUPPORT
--------------------------------------------------------------------------------

1.0   SERVICE RESPONSIBILITIES OF CISCO

      In consideration for the service fee, Cisco shall provide the following services:

      a) SP Base Support. SP base support is available for all Products, and includes:

            i)    CCO Access. Cisco will provide registered user access to CCO.

            ii)   Technical Support.

                        (1) Assisting the Customer by telephone, facsimile, or electronic mail (for information related to Product use, configuration and troubleshooting).

                        (2) Providing 24 hours per day, 7 days per week access to Cisco's Customer Technical Assistance Center
                              (TAC). Cisco will respond to the Customer within thirty (30) minutes for Priority 1 and Priority 2 calls and within one (1) hour for Priority 3 and Priority 4 calls received during Standard Business Hours. For Priority 1 and 2 calls received outside Standard Business Hours, Cisco will respond within one (1) hour and for Priority 3 and 4 calls received outside Standard Business Hours, Cisco will respond no later than the next business day.

                        (3) Generating work-around solutions to reported Software problems or implement a patch to the Software using reasonable commercial efforts. For a Software patch, unless otherwise stated in this Appendix, Cisco will provide a Maintenance Release to the Customer for the Software experiencing the problem or provide a Software image, as Customer and Cisco agree.

                        (4) Managing the Problem Prioritization and Escalation Guideline described in Appendix B.

            iii)  Software Support.

                        (1) Providing Updates (exclusive of ONG Products), if available, via CCO and/or upon request. Software support of ONG Products under SP Base is limited to Minor and Maintenance Releases. Major Releases of ONG Software are available at Cisco's then current list price under this Agreement.

                        (2) Providing supporting documentation, if available, via CCO, and upon request, one (1) paper copy of supporting documentation for each Update provided hereunder. Additional copies of supporting documentation may be purchased.

                        (3) Cisco, in meeting any support obligations, may require Customer to upgrade to a supported release.

2.0   SERVICE RESPONSIBILITIES OF CUSTOMER

      Customer will meet the obligations below and in any applicable appendices.

      a) Customer will request Product to be covered by submitting a Equipment Schedule as described in Appendix C.

      b) Customer will provide a priority level as described in Appendix B for all calls placed with Cisco.

      c) Customer shall provide, at no charge to Cisco, reasonable electronic access to Customer's network or the Software, as applicable, through the Internet or via modem, as determined by Cisco to be required in accordance with Cisco's remote access procedures in order to establish a data communication link between Customer and Cisco, such that problems may be diagnosed and corrected remotely. Customer also agrees to make available to Cisco current system passwords as necessary to provide such remote diagnosis and support.

      d) Customer agrees to use the latest Update and latest third party software release if required to correct a reported Software problem.

      e) Returns Coordination. Customer will comply with the following procedure for all failed Hardware returned by Customer:

            i) Coordinate the return of all failed Product, freight and insurance prepaid by Customer, to the Cisco designated repair center.

            ii)   Customer shall comply with Cisco's RMA procedure:

                  (1) Customer will ensure all Products are properly packaged prior to being shipped, and will include a description of the failure and written specification of any changes or alterations made to the Product. Product returned to Cisco will conform in quantity and serial number to the RMA request.

                  (2) Customer shall tag each Product returned with the RMA transaction number and a brief description of the problem.

                  (3) Cisco will not accept any Product returned which is not accompanied by an RMA number.


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      f)    Customer shall test all repaired or replacement Product received to determine if any damage occurred in transit. Products damage and/or misshipments must be reported to Cisco within ten (10) business days of receipt.

      g) Customer agrees to pay all travel and out-of-pocket expenses if Cisco is requested by Customer to perform on-site services or services outside the scope of this Appendix. Engineering time will be billed at the then-current applicable time and materials rates. Cisco reserves the right to charge for travel time.


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                                  APPENDIX A-2
                     SERVICE OPTIONS - HARDWARE REPLACEMENT
--------------------------------------------------------------------------------

1.0   ADDITIONAL DEFINITIONS

      a) "Advance Replacement" means a process to ship replacement Product components in advance of receipt of failed/defective Product components.

      b) "Four-Hour Response" means the four (4) hour time period commencing upon Cisco's problem diagnosis and determination that a replacement part is required and ending when such replacement part is delivered onsite.

      c) "Two-Hour Response" means the two (2) hour time period commencing upon Cisco's problem diagnosis and determination that a replacement part is required and ending when such replacement part is delivered onsite

2.0 ADDITIONAL SERVICE RESPONSIBILITIES OF CISCO UNDER THIS APPENDIX HARDWARE REPLACEMENT SERVICE.

      In addition to SP Base Support, Cisco shall provide the following Hardware replacement options. Where available, and as selected by Customer, Cisco will provide the following Hardware support services. Replacement Hardware will be either new or equivalent to new at Cisco's discretion.

      a) Hardware Return for Replacement. Cisco will provide Return for Replacement service whereby Customer returns failed Hardware to Cisco for replacement. Cisco will use commercially reasonable efforts to replace Hardware within ten (10) business days after receipt from Customer.

      b) Advance Replacement Service. Except for Next Business Day ("NBD") or Same Day Shipment ("SDS"), availability of the Four-Hour Response services is restricted to within one hundred (100) miles of a parts depot and availability of the Two-Hour Response service is restricted to within twenty-five (25) miles of a parts depot. These services are available for CPE Product at additional cost. Hardware will be shipped using Cisco's preferred carrier, freight prepaid by Cisco, excluding import duties, taxes and fees.

            (i) NBD/SDS Advance Replacement is shipped the same business day provided the request for shipment is made prior to 3:00 PM, Depot Time, excluding Cisco holidays. For requests after 3:00 PM Depot Time, the Advance Replacement will be shipped the following business day. Where available (within the United States, Canada, European Community, Norway, Switzerland, and Australia), Cisco will ship the Hardware for delivery on the next business day. In all other locations, Hardware arrival times are subject to destination country importation and customs processes.

            (ii) 8x5x4 Advance Replacement service provides Hardware delivered onsite from 9:00 a.m. to 5:00 p.m., Depot Time, Monday through Friday (excluding Cisco-observed holidays).

                        Cisco will use commercially reasonable efforts to
                  provide Four-Hour Response the same business day if failed Hardware is reported to the TAC before 1:00 p.m., Depot Time. For calls placed after 1:00 p.m., Cisco will deliver the Hardware part the next business day.

            (iii) 24x7x4 Advance Replacement service provides Hardware delivered onsite twenty-four (24) hours per day, seven (7) days per week, including Cisco-observed holidays.

                        Cisco will use commercially reasonable efforts to
                  provide Four-Hour Response for onsite delivery of the replacement part.

            (iv) 24x7x2 Advance Replacement service provides Hardware delivered onsite twenty-four (24) hours per day, seven (7) days per week, including Cisco-observed holidays.

                  Cisco will use commercially reasonable efforts to provide Two-Hour Response for onsite delivery of the replacement part.

            3.0 ADDITIONAL SERVICE RESPONSIBILITIES OF CUSTOMER UNDER THIS APPENDIX

      a) Customer will provide sixty (60) days Notice to Cisco of any requested addition(s) to the Equipment Schedule.

      b) Customer will notify Cisco of Product on the Equipment Schedule which Customer has moved to a new location. Customer agrees to make such notification within thirty (30) days of Product relocation.


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                                  APPENDIX A-3
                        SERVICE OPTIONS - ONSITE SUPPORT
--------------------------------------------------------------------------------

1.0   ADDITIONAL DEFINITIONS

      a) "Four-Hour Response" means the four (4) hour time period commencing upon Cisco's determination that a replacement part is required and ending when such replacement part is delivered and/or service personnel arrives onsite.

      b) "Remedial Hardware Maintenance" means diagnosis and replacement of Hardware or Product components.

      c) "Two-Hour Response" means the two (2) hour time period commencing upon Cisco's problem diagnosis and determination that a replacement part is required and ending when such replacement part is delivered and/or personnel arrives onsite

2.0 ADDITIONAL SERVICE RESPONSIBILITIES OF CISCO UNDER THIS APPENDIX ONSITE SUPPORT.

      In addition to SP Base Support, where available, Cisco shall provide the following Onsite Remedial Hardware Maintenance options. Availability of Onsite Four-Hour Response support is restricted to within fifty (50) miles (in the U.S.) or seventy-five (75) kilometers (outside the U.S.) of an authorized service location. Availability of Onsite Two-Hour Response support is restricted to within twenty-five (25) miles of an authorized service location. Hardware will be either new or equivalent to new at Cisco's discretion. In addition, for Cisco's optical networking Products, availability of the following service options may be further restricted.

      a)    All onsite support services include the following basic services:

            (i)   All parts, labor, and material required for Hardware support,

            (ii) Escalation of Customer-defined critical problems, according to the Cisco Problem Prioritization and Escalation Guideline; and

            (iii) Installation of all mandatory engineering modifications.

      b)    Level 1 onsite support provides, in addition to the basic services:

            (i) Onsite Hardware support from 9:00 AM to 5:00 PM local time Monday through Friday excluding Cisco-observed holidays; and

            (ii) Next-business-day service by 10:00 A.M. local time for onsite Hardware support requests, provided the call was placed before 3:00 P.M. Depot Time the prior day (second business day for calls placed after 3:00 P.M. Pacific Time).

      c)    Level 2 onsite support provides, in addition to the basic services:

            (i) Onsite Hardware support 9:00 AM to 5:00 PM local time Monday through Friday excluding Cisco-observed holidays; and

            (ii) Cisco will use commercially reasonable efforts to provide Four-Hour Response for onsite Hardware support requests.

      d)    Level 3 onsite support provides, in addition to the basic services:

            (i)   Onsite Hardware support twenty-four (24) hours per day, seven
                  (7) days per week, including Cisco-observed holidays; and

            (ii) Cisco will use commercially reasonable efforts to provide Four-Hour Response for onsite Hardware support requests.

      e)    Level 4 onsite support provides, in addition to the basic services:

            (i)   Onsite Hardware support twenty-four (24) hours per day, seven
                  (7) days per week, including Cisco-observed holidays; and

            (ii) Cisco will use commercially reasonable efforts to provide Two-Hour Response for onsite Hardware support requests.

3.0   ADDITIONAL SERVICE RESPONSIBILITIES OF CUSTOMER UNDER THIS APPENDIX

      a) Customer will provide sixty (60) days Notice to Cisco of any requested addition(s) to the Equipment List.

      b) Customer agrees to be responsible for any import and/or customs duties, taxes and fees.

      c) Customer agrees to notify Cisco, using CCO, of Product on the Equipment List, which Customer has


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            moved to a new location. Customer agrees to make such notification within thirty (30) days of Product relocation.

      d) Customer agrees to provide an appropriate work environment and reasonable access, working space including heat, light, ventilation, electric current and outlets, and local telephone extension (or toll free domestic and international access to Cisco) for the use of service personnel in the Product's physical location.

      e) Customer agrees to back up Software images and configurations on a regularly scheduled basis and to provide such images and configurations to on-site personnel in connection with Remedial Hardware Maintenance activities.

      f) Customer agrees to provide Telnet File Transfer Protocol ("TFTP") capabilities or internet access for the purpose of downloading Software images by on-site personnel as necessary.


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                                  APPENDIX A-4
                         SERVICE OPTIONS - CPE SUPPORT
--------------------------------------------------------------------------------

1.0   ADDITIONAL DEFINITIONS.

      a) "CPE" means low end local area network (LAN) or low end wide area network (WAN) products installed at Customer's end user premises or high end LAN/WAN products installed at Customer's end user premises as specified under Categories C and D in the current Cisco Product price list.

      b) "Level 1 Support" means having the necessary technical staff with the appropriate skills to perform installations, remedial hardware maintenance and basic hardware and software configurations on Cisco products. Level 1 issues will be escalated internally before requesting additional support from Cisco.

      c) "Level 2 Support" means having the necessary technical staff with the appropriate skills to perform isolation, replication and diagnosis of internetworking based problems on Cisco equipment. Customer shall not report software bugs to Cisco prior to attempting to identify the source of such bugs and testing in Customer's network where appropriate. If the Customer cannot duplicate the bug in Customer's network, Customer and Cisco will cooperate in attempting to replicate and resolve related software bugs in either Customer's or Cisco's test facility as mutually agreed. In all cases Customer will address software bugs on a best effort basis to replicate same in Customer's network and document activity to Cisco before seeking further resolution with Cisco's participation.

      d) "Level 3 Support" means fixing or generating workarounds for Product bugs and troubleshooting bugs that were diagnosed but not resolved during Customer's Level 1 or Level 2 support.

2.0 ADDITIONAL SERVICE RESPONSIBILITIES OF CISCO UNDER THIS APPENDIX HARDWARE SUPPORT FOR CPE's

      In addition to SP Base Support, Cisco shall provide the following Hardware replacement option for CPE. Replacement Hardware will be either new or equivalent to new at Cisco's discretion.

      a) Assisting the Customer by providing Level 3 Support by telephone, facsimile, or electronic mail (for information related to CPE product use, configuration and troubleshooting).

      b)    Customer may return failed hardware to Cisco for replacement.

      c) Cisco will use commercial reasonable efforts to replace the hardware within ten (10) business days after receipt of failed Hardware from the Customer. Cisco will ship replacement parts to the Customer's facility. This support service is included in the CPE fee for three years. Additional hardware replacement options are available at additional cost.

3.0   ADDITIONAL SERVICE RESPONSIBILITIES OF CUSTOMER UNDER THIS APPENDIX

      a) Customer will manage all CPE support-related calls and address all Level 1 and Level 2 calls prior to calling into the TAC.

      b) Customer is responsible for shipment of replacement parts, provided by Cisco, to its customer's premises.

      c) Returns Coordination. Customer shall comply with procedure described in Appendix A, SP Base Support for all failed Hardware returned by Customer.

      d) Customer will provide sixty (60) days Notice to Cisco of any requested addition(s) to the Equipment Schedule.

      e) Customer will notify Cisco, of Product on the Equipment Schedule which Customer has moved to a new location. Customer agrees to make such notification within thirty (30) days of Product relocation.


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                                  APPENDIX A-5
                 SERVICE OPTIONS - SOFTWARE APPLICATION SERVICE
--------------------------------------------------------------------------------

1.0   ADDITIONAL DEFINITIONS

      1.1 "ICSG Software" means the Software made available by Cisco's Internet Communications Software Group ("ICSG") and includes but is not limited to the Software in the following product lines: Cisco NAM software, Cisco ICM software, Cisco Customer Interaction Suite software, Cisco uOne software and other Software which Cisco designates as ICSG Software.

      1.2 "Third Party Products" means third party hardware and software, and all upgrades thereto, that are designated by Cisco as required for
            (i) the operation of Software in conformance with Cisco's applicable Software documentation, and (ii) Cisco's support of the Software in accordance with this Appendix.

2.0 ADDITIONAL SERVICE RESPONSIBILITIES OF CISCO UNDER THIS APPENDIX SOFTWARE APPLICATION SERVICE

      This Appendix is intended to supplement a current maintenance agreement (SP Base) for Software. Where available and upon selection, Cisco will provide the following for Applications Software supported under this Appendix as follows:

      2.1   Software Application Support includes:

            2.1.1 Assist the Customer by telephone, facsimile, or electronic mail (for information related to Software use, configuration and troubleshooting).

            2.1.2 Provide 24 hours per day, 7 days per week access to Cisco's
                  Technical Assistance Center (TAC). Cisco will respond to the Customer within one (1) hour for all calls received during Standard Business Hours and for Priority 1 and 2 calls received outside Standard Business Hours. For Priority 3 and 4 calls received outside Standard Business Hours, Cisco will respond no later than the next business day.

            2.1.3 Manage the Problem Prioritization and Escalation Guideline
                  described in Appendix B.

            2.1.4 Generate work-around solutions to reported Software problems using reasonable commercial efforts or implement a patch to the Software. For a Software patch, Cisco will provide a Maintenance Release to the Customer for the Software experiencing the problem, as follows: (a) via download from CCO (as available), and/or (b) shipment of Software media via express transportation (freight and insurance charges included). Requests for alternate carriers will be at Customer's expense.

            2.1.5 Support any release of Software (except ICSG Software) for a period of thirty-six (36) months from the date of first commercial shipment of that release, meaning that for that time period, errors in that release will be corrected either by means of a patch or correction to that release, or in a subsequent release. Support the most current Major Release and the immediately preceding Major Release of ICSG Software, and all Minor Releases released subsequent thereto, meaning that errors in such releases will be corrected either by means of a patch or correction to such releases, or in a subsequent release. Notwithstanding the foregoing, in the event that Cisco no longer makes an ICSG Software program commercially available for sale to its customers, then Cisco shall provide Support for the last Major Release and the immediately preceding Major Release for two (2) years following the date Cisco withdraws such ICSG Software from commercial availability.

            2.1.6 Provide access to CCO. This system provides the Customer with technical and general information on Cisco Software and access to Cisco's on-line Software library.

            2.1.7 Provide, upon request, supporting documentation as follows:
                  (a) on CD-ROM; or (b) one paper copy for each Maintenance Release for Software supported hereunder. Additional copies of supporting documentation may be purchased at Cisco's then-current list price.

      2.2   Software Application Support Plus Updates:

            In consideration of the fee paid by the Customer for Software Application Support Plus Updates, the following Services shall be provided in accordance with the provisions of this Appendix. Except with respect to ICSG Software, the fee for Software Application Support Plus Updates shall be in addition to the fee for Software Application Support. With respect to ICSG Software, the fee for Software Application Support Plus Updates includes the Services described in Section 2.1 for Software Application


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            Support.

            2.2.1 Provide Updates for Software supported under this Appendix, as follows: (a) via download from CCO (as available), and/or (b) shipment of Software media to Customer via express transportation (freight and insurance charges included). Requests for alternate carriers will be at Customer's expense.

            2.2.2 Provide supporting documentation with each Update as follows:
                  (a) on CD-ROM; or (b) one paper copy, which shall be included in each shipment to Customer. Additional copies of supporting documentation may be purchased at Cisco's then-current list price.

3.0   ADDITIONAL SERVICE RESPONSIBILITIES OF CUSTOMER UNDER THIS APPENDIX

      3.1 Customer will provide current Major Release shipment contact information (as necessary), as follows; contact name, title, address, email address, or FAX number.

      3.2 For ICSG Software, in addition to the other responsibilities in this Appendix, Customer:

o shall designate at least one (1), but not more than three (3), technical representative(s) at Customer's centralized ICSG Software site, who have attended appropriate ICSG Software courses at Cisco, to act as the primary technical interface to the TAC;

o is responsible for all reasonable efforts to verify the existence of an ICSG Software problem prior to requesting support from the TAC;

o shall be responsible for acquiring, installing, configuring and providing technical support for all (i) Third Party Products, including upgrades thereto required by Cisco or the supplier of Third Party Products or services related thereto, and (ii) network infrastructure, including but not limited to local and wide area data networks and Customer premise equipment required by Cisco for operation of the ICSG Software. Customer shall obtain authorization from Cisco prior to making any software, hardware or network configuration changes relative to the ICSG Software; and

o acknowledges that certain ICSG Software requires that Customer must maintain its entire ICSG Software implementation currently in use under Software Application Services in order for Cisco to provide Software Application Services for any portion of such ICSG Software implementation.

4.0   ADDITIONAL SERVICES NOT COVERED UNDER THIS APPENDIX

      4.1 With respect to ICSG Software, Software Application Support (as described in Section 2.1 of this Appendix) is provided only as part of Software Application Support Plus Updates (as described in
            Section 2.2). Software Application Support may not be purchased.

      4.2   Support of Deliverables.

      4.3   Support of Third Party Products.

      4.4   Hardware repair and replacements.

5.0   FEES

      5.1 Notwithstanding anything to the contrary, Services fees for ICSG Software are non-discountable.

      5.2 Services fees for ICSG Software shall be invoiced annually in advance.

      5.3 Certain Software for which support has lapsed may be subject to Cisco's prevailing reinstatement fees.


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                                  APPENDIX A-6
   SERVICE OPTIONS - SERVICE PROVIDER-ADVANCED CONSULTING SERVICES ("SP-ACS")
--------------------------------------------------------------------------------

1.0   ADDITIONAL DEFINITIONS

      a)    "CCIE" means Cisco Certified Internetworking Expert.

      b) "Designated Engineer" means, a designated SP-ACS engineer acting as the primary interface with Customer for its internal network.

      c) "Level 1 Support" means having the necessary technical staff with the appropriate skills to perform installations, remedial hardware maintenance and basic hardware and software configurations on Cisco products. Level 1 issues will be escalated internally before requesting additional support from Cisco.

      d) "Level 2 Support" means having the necessary technical staff with the appropriate skills to perform isolation, replication and diagnosis of internetworking based problems on Cisco equipment. Customer shall not report software bugs to Cisco prior to attempting to identify the source of such bugs and testing in Customer's network where appropriate. If the Customer cannot duplicate the bug in Customer's network, Customer and Cisco will cooperate in attempting to replicate and resolve related software bugs in either Customer's or Cisco's test facility as mutually agreed. In all cases Customer will address software bugs on a best effort basis to replicate same in Customer's network and document activity to Cisco before seeking further resolution with Cisco's participation.

      e) "Monitoring Tools" means Hardware or Software tools that provide the Designated Engineer proactive troubleshooting capabilities.

      f) "Network Audits" means SP-ACS reports based on network node activity collected by Monitoring Tools.

      g) "Network Reports" means reports produced manually or otherwise as a result of the use of Monitoring Tools and include but are not limited to data regarding network performance and availability.

      h)    "NSA Reports" means Network Audits and Network Reports.

2.0   ADDITIONAL SERVICE RESPONSIBILITIES OF CISCO UNDER THIS APPENDIX.

      This Appendix is intended to supplement a current maintenance agreement (SP Base) for Cisco products and is only available where all Product(s) in Customer's network is supported under such agreement with Cisco. Upon selection, a Customer-Advanced Consulting Services ("SP-ACS") engineer is available for support of multiprotocol networks. Cisco will:

      a) Designate a SP-ACS Engineer ("Designated Engineer") to act as the primary interface with Customer for its internal network.

      b) Schedule with Customer, as mutually agreed, quarterly visits to Customer's site to review Customer's network and operations. Cisco will also review with Customer all procedures for placing support calls under this Addendum. Additional visits will be upon mutual agreement at Cisco's then-current travel and labor rates.

      c) Periodically monitor Cisco's bug list and alert Customer to relevant and severe known bugs that may impact Customer using commercially reasonable efforts.

      d) Review Customer's network design and configuration and will provide a written summary of Customer's information, change impact analysis and alternative recommendations using commercially reasonable efforts.

      e) Review Customer's network equipment software versions and provide recommendations to install alternate revisions based on knowledge of bugs that may impact Customer.

      f) Schedule regular conference calls to review network status, planning and the support services being provided hereunder.

      g) Make available, upon written request, a designated support contact on a 24-hour 7-day a week standby basis to remotely assist Customer in major network service changes (e.g. major Hardware or Software upgrade(s), major site installation(s)). Customer agrees to submit a detailed request and schedule to Cisco prior to any such activity. Such requests shall be limited to two (2) events with total standby time not to exceed forty-eight (48) hours in any one month period. In the event Customer requires additional services, the parties agree to negotiate in good faith the terms, conditions and prices for such additional Services.

      h) Provide certain monitoring tools ("Monitoring Tools" means hardware or software tools that provide the Designated Engineer proactive troubleshooting capabilities) as Cisco deems appropriate for network monitoring under this Appendix during the term of the Services, provided that all payments to Cisco under this Agreement have been
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            Customer acknowledges that Cisco shall retain full right, title and interest to the Monitoring Tools.

      i) Provide annually the two (2) Network Audits selected by Customer out of the currently available Network Audits under the SP-ACS Program. The Network Audits selected by the Customer will be conducted using the Monitoring tools that have been provided by Cisco.

      j) Provide annually up to four technical update meetings with the customer staff each with a duration of up to 4 hours. These meetings will be conducted at the customer site by the Designated Engineer or another senior engineer within the SP-ACS team with a purpose of providing a technical update training on a topic that is mutually agreed upon and relevant to the products and technologies existing on the Customer network.

3.0   ADDITIONAL SERVICE RESPONSIBILITIES OF CUSTOMER UNDER THIS APPENDIX

      a) Designate at least two (2) but not more than six (6) senior technical representatives, who must be Customer's employees in a centralized Network Support Center ("NSC"), to act as the primary technical interface to the Designated Engineer. Customer will designate contacts senior engineers with the authority to make any necessary changes to the network configuration. Priority 1 and Priority 2 cases opened with Cisco must be handled by these representatives.

      b) Designate an individual ("Relationship Manager") to manage the implementation of services under this Appendix (e.g., chair the weekly conference calls, assist with prioritization of projects and activities) and serve as focal point to the team.

      c) Customer's NSC shall maintain centralized network management for all networks supported under this Appendix.

      d)    Provide Level 1 Support and Level 2 Support.

      e) Specify the features or technologies and Products desired for the Customer network equipment prior to Cisco's review of network equipment software versions.

      f) Provide reasonable electronic access to Customer's network to assist the team in providing support.

      g) Customer agrees to maintain not less than two (2) CCIE trained employees within four (4) months from the commencement date of service as designated contacts.

      h) Customer shall select two (2) of the currently available Network Audits under the SP-ACS program for network analysis and reporting. Customer must ensure that Monitoring Tools are permanently in place to obtain Network Audits.

      i) Customer shall inform Cisco of training topics based on Products or technologies existing on customer networks. Confirm training dates between Cisco and customers, ensure the presence of Customer technical representatives at the training sessions and ensure a conference room suitable for 10 persons with an overhead projector/data show equipment, in order to facilitate any audio visual treatment, is available at customer facility.

      j) In respect of Monitoring Tools provided by Cisco and located at Customer's site, Customer shall ensure that such Monitoring Tools are located in a secure area, within a network environment protected within a firewall and on a secure LAN, under lock and key and with access restricted to those Customer employee(s) or contractor(s) who have a need to access the Monitoring Tools and/or a need to know the contents of Network Reports or the output of Monitoring Tools.

      k) Provide Cisco with the information necessary to support Customer's network as follows:

            i) Provide a network topology map, configuration information, and updates as required.

            ii) Notify Designated Engineer of any major network changes (e.g., topology, configuration, new IOS releases.).

      l) Customer hereby indemnifies Cisco for any damage to or loss or theft of Monitoring Tools while in Customer's custody. Customer must immediately return Monitoring Tool(s) to Cisco, as instructed by Cisco, upon the earlier of: (i) expiration or termination of this Appendix; or (ii) Cisco's request to Customer that the Monitoring Tool(s) be returned to Cisco.

      m) LIMITATIONS. CUSTOMER EXPRESSLY ACKNOWLEDGES AND AGREES THAT IT IS SOLELY RESPONSIBLE FOR DETERMINATION AND IMPLEMENTATION OF ITS NETWORK DESIGN


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            REQUIREMENTS. CUSTOMER EXPRESSLY ACKNOWLEDGES AND AGREES THAT IT IS
            SOLELY RESPONSIBLE FOR DETERMINATION AND IMPLEMENTATION OF ITS NETWORK DESIGN REQUIREMENTS. IN NO EVENT SHALL CISCO BE LIABLE FOR
            (A) ANY DISCLOSURE OF THE CONTENTS OR OUTPUT OF NSA REPORTS AND/OR MONITORING TOOLS BY CUSTOMER'S EMPLOYEE(S) OR THIRD PARTY(S); (B) THE SECURITY OF CUSTOMER'S NETWORK OR FOR ANY UNAUTHORIZED ACCESS TO SUCH NETWORK BY CUSTOMER'S EMPLOYEE(S), CONTRACTOR(S), OR THIRD PARTY(S); OR (C) THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN ANY DESIGN REPORT, NOR FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE FURNISHING, PERFORMANCE, OR USE OF SUCH INFORMATION.

4.0   LICENSE

      In the event that Cisco provides Software hereunder (whether on a Monitoring Tool or otherwise), Cisco grants to Customer a nonexclusive and nontransferable license to use the Software, in object code form only, on the Monitoring Tool on which such Software is provided hereunder or, if no Monitoring Tool is provided hereunder, on a single Hardware chassis, until the earlier of: (i) the expiration or termination of the Agreement; or
      (ii) Cisco's request to Customer that the Monitoring Tool(s) be returned to Cisco. Customer shall have no right, and Customer specifically agrees not to: (a) rent, lease, distribute, sell, transfer or sublicense its license rights to any other person, or use the Software on unauthorized or secondhand Cisco equipment; (b) make error corrections to or otherwise modify or adapt the Software nor create derivative works based upon the Software, or to permit third parties to do the same; or (c) copy, in whole or in part Software or document (except for one backup copy), decompile, decrypt, reverse engineer, disassemble or otherwise reduce all or any portion of the Software to human-readable form. Cisco will make available any interface information which the Customer is entitled to under applicable law, upon written notice request and payment of Cisco's applicable fee.

5.0   SERVICES NOT COVERED BY THIS APPENDIX

      a) Additional onsite visits beyond the four (4) visits provided hereunder and additional standby Services beyond the two (2) events provided hereunder, except upon Customer's written request and mutual agreement between Customer and Cisco at Cisco then-current SP-ACS travel and labor rates on a time and material basis.

      b) Except as otherwise provided in this Appendix, Software entitlement, including media, documentation, binary code, source code or access in electronic or other form is not covered under this Appendix. In addition, no right, use or license to Cisco's Software is conveyed under this Appendix, and Customer acknowledges it will obtain no such rights hereunder.


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                                  APPENDIX A-7
                    SERVICE OPTIONS - PROFESSIONAL SERVICES
--------------------------------------------------------------------------------

1.0   ADDITIONAL DEFINITIONS

      a) "Deliverables" means all works of authorship, whether in hard copy or electronic form, including but not limited to programs, program listings, programming tools, designs, analyses, reports, manuals, supporting materials, test results, recommendations and drawings to be provided by Cisco to Customer pursuant to the terms of this Appendix and any SOW issued hereunder.

      b) "Documentation" means, but is not limited to, any and all data other than Deliverables, whether in hard copy or electronic form, including reports, designs, analyses, computer programs, user manuals and other supporting material, summaries, literature, test results, recommendations or drawings generated by Subcontractor in the course of providing Services under this Appendix and any SOW hereunder, including all workpapers and other materials generated in the course of performance of Services and preparation of Deliverables.

      c) "Statement of Work" ("SOW") means the document(s) agreed upon by Cisco and Customer which defines the Services to be performed under this Appendix, and the Deliverables to be provided, in a document which references the Support Agreement to which this Appendix is attached.

2.0   NETWORK ROLLOUT PLAN

      Within a reasonable amount of time after the Effective Date of this Agreement, the parties shall develop a document which details the anticipated deployment by Customer of Products and Services during the Initial Term (the "Network Rollout Plan"). The Network Rollout Plan shall include anticipated dates and/or timelines for deployment of Products at Customer sites and proposed deadlines for other activities contemplated by the parties in connection with Customer's deployment of Products into its network. The Network Rollout Plan shall serve as a guide pursuant to which the Parties shall mutually agree upon Statements of Work to describe in more detail the binding obligations of the parties with respect to individual projects related to the Network Rollout Plan (each a "Project"). A Project may consist of (a) all of the Professional Services activities Cisco will perform at an individual site or several sites, (b) a discrete set of activities Cisco will perform at an individual site or several sites or (c) a combination of (a) and (b). The Network Rollout Plan shall be a reference document only and is not binding on either party; provided that the SOWs which are created pursuant to the Network Rollout Plan shall be mutually binding contractual documents.

3.0   SERVICES AND STATEMENT OF WORK

      a) Cisco will make available and manage Services as described in a SOW which references the Support Agreement to which this Appendix is attached. Services may be provided by Cisco or individuals or organizations employed by or under contract with Cisco, at the discretion of Cisco.

      b) A separate SOW will be required for each project, assignment or task requested by Customer. Each SOW will become part of this Appendix by this reference when signed by Cisco and Customer and shall include:

            i) A detailed description of Cisco's and Customer's respective responsibilities;

            ii) A description of any Deliverables to be delivered by Cisco to Customer pursuant to the SOW;

            iii) An estimated performance schedule including milestones and any Critical Milestones, if applicable;

            iv) Specific completion criteria that Cisco is required to meet to fulfill its obligations under the SOW;

            v)    Pricing and payment terms; and

            vi)   Identification of Cisco and Customer contacts.

            A SOW may only be amended or modified by a written document signed by authorized representatives of Cisco and Customer, in accordance with the change control procedures set forth therein. All Installation and IOS Updates provided by Cisco under a service summary description will be provided in accordance with the terms of the Appendix.

4.0   PRICES AND FEES.

      Customer will pay for all Professional Services rendered and Deliverables provided pursuant


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      to this Appendix as set forth in the Support Appendix and the applicable
      SOW. In addition to the fees stated in a SOW, Customer shall reimburse Cisco for reasonable travel and out-of-pocket expenses actually incurred for on-site Professional Services requested by Customer. Cisco reserves the right to charge for travel time.

5.0   OWNERSHIP.

      Nothing in this Appendix shall alter or amend the intellectual property licenses provided with the purchase of Cisco Hardware and license of Cisco Software products. The following provisions apply only to those further Services, Deliverables and other intellectual property generated in performance of this Appendix, whether or not related to Cisco Hardware or Software.

      a) SOW Rights Ownership. Customer acknowledges that Cisco or its subcontractors(s) own all intellectual property rights and other proprietary rights in and to the Services, Deliverables, and Documentation and any other materials and information Cisco provides to Customer as part of this Appendix whether developed in performance of a SOW hereunder or pre-existing. These intellectual property rights and proprietary rights may include, but are not limited to, all current and future worldwide patents and other patent rights, copyrights, trade secrets, trademarks, inventions, mask work rights, programs, program listings, procedures, programming tools, documentation, reports and drawings, and the related documentation or tangible expression thereof.

      b) License. Cisco grants Customer a license regarding the services and deliverables as necessary in the conduct of Customer's own business. Pursuant to the terms of Section 5 of the Support Agreement, this license is perpetual provided Customer is not otherwise in breach of this license. This grant of rights does not include the right to sublicense and is non-transferable.

      c) Ownership by Customer. Except as otherwise set forth herein, Customer shall own all right, title and interest in Customer intellectual property that is wholly developed and owned by Customer prior to the Effective Date of this Agreement or independently developed by Customer without the benefit of any Cisco intellectual property.

      d) Ownership by Cisco. As stated herein, Cisco shall own all right, title and interest in all Cisco intellectual property provided to Customer under this Appendix or any SOW hereunder. This shall include any derivatives, improvements or modifications of Cisco or Customer intellectual property developed, designed or discovered under this Appendix or any SOW issued hereunder. Customer agrees to assign and does hereby assign to Cisco all rights Customer may have or acquire in all such intellectual property. Cisco shall have the exclusive right to apply for or register any patents, mask work rights, copyrights, and such other proprietary rights protections with respect thereto. Customer shall execute such documents, render such assistance, and take such other actions as Cisco may reasonably request, at Cisco's expense, to apply for, register, perfect, confirm and protect Cisco's rights in any intellectual property hereunder. Without limiting the foregoing, Cisco shall have the exclusive right to commercialize, prepare and sell products based upon, sublicense, prepare derivative works from, or otherwise use or exploit the intellectual property rights granted to Cisco hereunder.

      e) Ownership of Jointly Developed Technology. Subject to the intellectual property ownership rights specified in the foregoing subsections, any technology developed pursuant to this Appendix or any SOW which is jointly created by the parties pursuant to this Appendix or created by Customer as a direct result of Customer activities relating to this Appendix or a SOW hereunder, shall be owned by Cisco unless otherwise mutually agreed in the SOW covering the effort which led to the development of the technology.

      f) Waiver of Moral Rights. Subject to the applicable law, Customer hereby waives any and all moral rights, including without limitation any right to identification of authorship or limitation on subsequent modification that Customer (or its employees, agents, subcontractors or consultants) has or may have in the Services, or Deliverables, and in any other intellectual property that is or becomes the property of Cisco under this Section.

6.0   CUSTOMER SECURITY REGULATIONS/WORK POLICY

      a) Customer shall provide to Cisco, and Cisco shall ensure that its personnel or subcontractors make commercially reasonable efforts to comply with Customer's security regulations in their activities at Customer sites or in connection with Customer systems; however, Cisco's personnel or agents shall not be required to sign individual agreements with Customer or waive any personal rights such personnel or agents might have.

      b) Unless otherwise agreed to by both parties, Cisco's personnel (including its subcontractors) will observe the working hours, working rules, and holiday schedules of Customer while working on Customer's premises.

7.0   INJUNCTIVE RELIEF

      Unauthorized use of Confidential Information, Deliverables, Documentation, or any information contained therein will diminish the value to Cisco of its trade secrets or proprietary information. Therefore, if Customer breaches any of its confidentiality or other obligations hereunder, Cisco shall be entitled to equitable relief to protect its interests therein,


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      including but not limited to injunctive relief, as well as monetary damages.

8.0   TERMINATION

      a) Termination of SOW(s). Failure by either party to comply with any material term or condition under a SOW issued hereunder shall entitle the other party to give the party in default written notice requiring it to cure such default. If the party in default has not cured such default within thirty (30) days of receipt of notice, the notifying party shall be entitled, in addition to any other rights it may have, to terminate this Appendix (and all SOWs issued hereunder) and/or the individual SOW by giving notice effective immediately.

      b) Upon termination of this Support Agreement and/or any SOWs, Customer shall pay Cisco for all work performed under the affected SOW(s) up to the effective date of termination at the agreed upon prices, fees and expense reimbursement rates set forth in the relevant SOW(s).

      c) In addition Customer agrees, within ten (10) days after termination, to deliver to Cisco at Cisco's discretion either: (i) the original and all copies of the Deliverables and related materials received by Customer in connection with the terminated work for which Cisco has not been paid in the course of performance or under Section 3 above; or (ii) a certificate certifying that through its best efforts, Customer has destroyed the original and all copies of such Deliverables and related materials.


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--------------------------------------------------------------------------------
                                   APPENDIX B

             CISCO PROBLEM PRIORITIZATION AND ESCALATION GUIDELINE
--------------------------------------------------------------------------------

To ensure that all problems are reported in a standard format, Cisco has established the following problem priority definitions. These definitions will assist Cisco in allocating the appropriate resources to resolve problems. Customer must assign a priority to all problems submitted to Cisco. With respect to ICSG Software under the Software Application Services Appendix A-5, references to "network" in the problem priority definitions below shall be replaced with "ICSG Software implementation" and shall not refer to a network or in any other way imply that Cisco's obligations under the Software Application Services Appendix A-5 extend beyond the boundaries of the ICSG Software.

PROBLEM PRIORITY DEFINITIONS:

Priority 1:   An existing  network is down or there is a critical impact to ongoing business operation. All parties involved will commit full-time resources to resolve the situation.

Priority 2:   Operation of an existing network is severely degraded,
              or significant aspects of a business operation are being negatively impacted by unacceptable network performance.
              The parties involved will commit full-time resources during Standard Business Hours to resolve the situation.

Priority 3:   Operational performance of the network is impaired while
              most business operations remain functional. The parties are willing to commit resources during Standard Business Hours to restore service to satisfactory levels.

Priority 4:   Information or assistance is required on Cisco product
              capabilities, installation, or configuration. There is clearly little or no impact to a business operation. The parties are willing to provide resources during Standard Business Hours to provide information or assistance as requested.

Cisco encourages Customer to reference this guide when Customer-initiated escalation is required. If Customer does not feel that adequate forward progress, or the quality of Cisco service is not satisfactory, Cisco encourages Customer to escalate the problem ownership to the appropriate level of Cisco management by asking for the TAC Duty Manager.

CISCO ESCALATION GUIDELINE:

              ---------------------------------------------------------------------------------------------------
              Elapsed Time      Priority 1         Priority 2            Priority 3          Priority 4
              ---------------------------------------------------------------------------------------------------
              1 Hour            Customer
                                Engineering
                                Manager
              ---------------------------------------------------------------------------------------------------
              4 Hours           Technical          Customer
                                Support            Engineering
                                Director           Manager
              ---------------------------------------------------------------------------------------------------
              24 Hours          Vice               Technical
                                President,         Support Director
                                Customer
                                Advocacy
              ---------------------------------------------------------------------------------------------------
              48 Hours          President/CEO      Vice President,
                                                   Customer
                                                   Advocacy
              ---------------------------------------------------------------------------------------------------
              72 Hours                                                   Customer
                                                                         Engineering
                                                                         Manager
              ---------------------------------------------------------------------------------------------------
              96 Hours                             President/CEO         Technical           Customer
                                                                         Support             Engineering
                                                                         Director            Manager
              ---------------------------------------------------------------------------------------------------

              Note: Priority 1 problem escalation times are measured in calendar hours 24 hours per day, 7 days per week. Priority 2, 3, and 4 escalation times correspond with Standard Business Hours.

The Cisco Manager to which the problem is escalated will take ownership of the problem and provide the Customer with updates. Cisco recommends that Customer-initiated escalation begin at the Technical Manager level and proceed upward using the escalation guideline shown above for reference. This will allow those most closely associated with the support resources to correct any service problems quickly.


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ACCESSING TAC:

For all Products except ICSG Software:

North America, South America:         +1-800-553-2447
                                      +1-408-526-7209

Europe, Middle East, Africa:          +32-2-704-5555
                                      +32-2-778-4317

Asia Pacific:                         +1-800-805-227
                                      +61-2-935-4107

For ICSG Software:                    +1-888-847-8162 (within the United States)
                                      +1-978-458-4362


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--------------------------------------------------------------------------------
                                   APPENDIX C

                               EQUIPMENT SCHEDULE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Site / Service Level: The information below is needed when an optional service level is requested. For each Service Level indicated below, Cisco will issue a Contract Number.
--------------------------------------------------------------------------------

                                                                        (Cisco will supply)
  Service Level                           Contract #                    Product Serial Numbers        Site Address
---------------------------------------------------------------------------------------------------------------------------
  Service Level #1                         Contract # ____________                                    Not Applicable
  Hardware Return for Replace
---------------------------------------------------------------------------------------------------------------------------
  Service Level #2                         Contract # ____________                                    Not Applicable
  Advance Replacement SDS/NBD
---------------------------------------------------------------------------------------------------------------------------
  Service Level #3*                        Contract # ____________                                    Required
  Advance Replacement 8x5x4
---------------------------------------------------------------------------------------------------------------------------
  Service Level #4*                        Contract # ____________                                    Required
  Advance Replacement 24x7x4
---------------------------------------------------------------------------------------------------------------------------
  Service Level #5*                        Contract # ____________                                    Required
  Onsite Level 1 (8x5xNBD)
---------------------------------------------------------------------------------------------------------------------------
  Service Level #6*                        Contract # ____________                                    Required
  Onsite Level 2 (8x5x4)
---------------------------------------------------------------------------------------------------------------------------
  Service Level #7*                        Contract # ____________                                    Required
  Onsite Level 3 (24x7x4)
---------------------------------------------------------------------------------------------------------------------------
  SP-ACS Option                            Contract # ____________                                    Not Applicable
  SP-ACS Designated Account Team
---------------------------------------------------------------------------------------------------------------------------
  Software Application Service Option      Contract # ____________                                    Not Applicable
  Software Application Service
---------------------------------------------------------------------------------------------------------------------------
  CPE Option                               Contract #                                                 Required
  CPE Support
---------------------------------------------------------------------------------------------------------------------------
  SP TAC Option                            Contract #                                                 Required
  SP TAC / Named Account
---------------------------------------------------------------------------------------------------------------------------
  SLA Option                               Contract #                                                 Required
  Response & Restoration
---------------------------------------------------------------------------------------------------------------------------
  PS Option                                Contract #                                                 Not Applicable
  Professional Services
---------------------------------------------------------------------------------------------------------------------------

        * Must notify within thirty (30) days of moves and/or changes.


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--------------------------------------------------------------------------------
                                  EXHIBIT C-2

*******************************************************************************


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*******************************************************************************

-------------------------------------------------------------------------------
                                   EXHIBIT D
                    NETWORKED COMMERCE ENROLLMENT ATTACHMENT
-------------------------------------------------------------------------------

This Networked Commerce Agents Enrollment Attachment ("Attachment") supplements the Agreement and all the terms and conditions of the Agreement apply to this Attachment; provided, that to the extent that there is conflict between the Agreement and this Attachment, the terms of this Attachment shall take precedence over the terms and conditions of the Agreement with regards to the subject matter described herein.

1. Customer may enroll in Cisco's MarketPlace Internetworking Product Center (the "Program") by returning the form set forth in Attachment 1 indicating the users of Customer who are authorized to submit electronic orders on behalf of Customer ("Authorized Users"). Upon execution of the Agreement by Cisco and Customer, Cisco will entitle those users to submit electronic orders. The Program allows direct Customers and partners to configure, price, and route orders and then submit them electronically.

2. Customer agrees that the person using the Program address/password is an Authorized User and has the capacity and authority to place orders for Cisco Products and services on behalf of Customer, and Program password security is the responsibility of Customer. Cisco and Customer agree that an order placed through the Program is the equivalent of a signed purchase order.

3. Customer shall have the right to change, add or delete Authorized Users upon written notification, with verification of receipt, to Cisco. Cisco agrees to implement such changes, additions or deletions within twenty-four (24) hours of receipt of such written notification.

4. Customer's participation in the Program may be terminated by Cisco, with or without cause, upon fifteen (15) days written notice to Customer.

5. Cisco reserves the right to accept or decline any purchase order submitted via the Program.

6. Customer agrees that a Cisco invoice may be the only documentation provided by Cisco for purchase and payment of Cisco's Products and services ordered via the Program.

7. The parties agree that Cisco shall not be liable for any incidental, consequential or special damages arising from, or as a result of, the electronic transmission of orders or other information even if Cisco has been advised of the possibility of such damages.

8. Customer agrees to waive any future challenge to the validity and enforceability of any order submitted via the Program on the grounds that it was electronically transmitted and authorized.

9. Customer is responsible for all costs and charges, including without limitation, phone charges and telecommunications equipment, incurred in order to use the Program.


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--------------------------------------------------------------------------------
                                   EXHIBIT D
                                  ATTACHMENT 1
                NETWORKED COMMERCE AGENTS ENROLLMENT ATTACHMENT
                         CUSTOMER AUTHORIZED USER FORM
--------------------------------------------------------------------------------

Please indicate the names of the users of Customer who are authorized to submit electronic orders on behalf of Customer (i.e. Authorized Users) under the Program. If there are any special circumstances or restrictions that apply to an Authorized User, please indicate in the area provide at the bottom of the page.

            NAME (FIRST & LAST)      JOB TITLE         USER ID
        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

        --------------------------------------------------------------

--------------------------------------------------------------------------------
Special Instructions/Restrictions:

--------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------
                                   EXHIBIT E

                            CUSTOMER AFFILIATE LIST
--------------------------------------------------------------------------------

PF.Net Supply Corp.

PF.Net Network Services Corp.

PF.Net Virginia Corp.

PF.Net Virginia, LLC

PF.Net Construction Corp.

PF.Net Property Corp.


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--------------------------------------------------------------------------------
                                   EXHIBIT S
                     END USER LICENSE AND SOFTWARE WARRANTY
--------------------------------------------------------------------------------

PLEASE READ THIS SOFTWARE LICENSE CAREFULLY BEFORE DOWNLOADING, INSTALLING OR USING CISCO OR CISCO-SUPPLIED SOFTWARE.

BY DOWNLOADING OR INSTALLING THE SOFTWARE, OR USING THE EQUIPMENT THAT CONTAINS THIS SOFTWARE, YOU ARE CONSENTING TO BE BOUND BY THIS LICENSE. IF YOU DO NOT AGREE TO ALL OF THE TERMS OF THIS LICENSE, THEN (A) DO NOT DOWNLOAD, INSTALL OR USE THE SOFTWARE, AND (B) YOU MAY RETURN THE SOFTWARE FOR A FULL REFUND, OR, IF THE SOFTWARE IS SUPPLIED AS PART OF ANOTHER PRODUCT, YOU MAY RETURN THE ENTIRE PRODUCT FOR A FULL REFUND. YOUR RIGHT TO RETURN AND REFUND EXPIRES 30 DAYS AFTER PURCHASE FROM CISCO OR AN AUTHORIZED CISCO RESELLER, AND APPLIES ONLY IF YOU ARE THE ORIGINAL PURCHASER.

The following terms govern your use of the Software except to the extent a particular program (a) is the subject of a separate written agreement with Cisco or (b) includes a separate "click-on" license agreement as part of the installation and/or download process. To the extent of a conflict between the provisions of the foregoing documents, the order of precedence shall be (1) the written agreement, (2) the click-on agreement, and (3) this Software License.

License. Subject to the terms and conditions of and except as otherwise provided in this Agreement, Cisco Systems, Inc. or the Cisco Systems, Inc. subsidiary licensing the Software, if sale is not directly by Cisco Systems, Inc. ("Cisco"), and its suppliers grant to Customer ("Customer") a nonexclusive and nontransferable license to use the specific Cisco program modules, feature set(s) or feature(s) for which Customer has paid the required license fees (the "Software"), in object code form only. In addition, the foregoing license shall also be subject to the following limitations, as applicable:

o Unless otherwise expressly provided in the documentation, Customer shall use the Software solely as embedded in, for execution on, or (where the applicable documentation permits installation on non-Cisco equipment) for communication with Cisco equipment owned or leased by Customer;

o Customer's use of the Software shall be limited to use on a single hardware chassis, on a single central processing unit, as applicable, or use on such greater number of chassises or central processing units as Customer may have paid Cisco the required license fee; and

o Customer's use of the Software shall also be limited, as applicable and set forth in Customer's purchase order or in Cisco's product catalog, user documentation, or web site, to a maximum number of (a) seats (i.e. users with access to the installed Software), (b) concurrent users, sessions, ports, and/or issued and outstanding IP addresses, and/or (c) central processing unit cycles or instructions per second. Customer's use of the Software shall also be limited by any other restrictions set forth in Customer's purchase order or in Cisco's product catalog, user documentation or web site for the Software.

NOTE: For evaluation or beta copies for which Cisco does not charge a license fee, the above requirement to pay a license fee does not apply.

General Limitations. Except as otherwise expressly provided under this Agreement, Customer shall have no right, and Customer specifically agrees not to:

(i) transfer, assign or sublicense its license rights to any other person, or use the Software on unauthorized or secondhand Cisco equipment, and any such attempted transfer, assignment or sublicense shall be void;

(ii) make error corrections to or otherwise modify or adapt the Software or create derivative works based upon the Software, or to permit third parties to do the same; or


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(iii) decompile, decrypt, reverse engineer, disassemble or otherwise reduce the
      Software to human-readable form to gain access to trade secrets or confidential information in the Software.

To the extent required by law, at Customer's request, Cisco shall provide Customer with the interface information needed to achieve interoperability between the Software and another independently created program, on payment of Cisco's applicable fee. Customer shall observe strict obligations of confidentiality with respect to such information.

Upgrades and Additional Copies. For purposes of this Agreement, "Software" shall include (and the terms and conditions of this Agreement shall apply to) any upgrades, updates, bug fixes or modified versions (collectively, "Upgrades") or backup copies of the Software licensed or provided to Customer by Cisco or an authorized distributor for which Customer has paid the applicable license fees. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT: (1) CUSTOMER HAS NO LICENSE OR RIGHT TO USE ANY SUCH ADDITIONAL COPIES OR UPGRADES UNLESS CUSTOMER, AT THE TIME OF ACQUIRING SUCH COPY OR UPGRADE, ALREADY HOLDS A VALID LICENSE TO THE ORIGINAL SOFTWARE AND HAS PAID THE APPLICABLE FEE FOR THE UPGRADE; (2) USE OF UPGRADES IS LIMITED TO CISCO EQUIPMENT FOR WHICH CUSTOMER IS

THE ORIGINAL END USER PURCHASER OR LESSEE OR WHO OTHERWISE HOLDS A VALID LICENSE TO USE THE SOFTWARE WHICH IS BEING UPGRADED; AND (3) USE OF ADDITIONAL COPIES IS LIMITED TO BACKUP PURPOSES ONLY.

Proprietary Notices. Customer agrees to maintain and reproduce all copyright and other proprietary notices on all copies, in any form, of the Software in the same form and manner that such copyright and other proprietary notices are included on the Software. Except as expressly authorized in this Agreement, Customer shall not make any copies or duplicates or any Software without the prior written permission of Cisco. Customer may make such backup copies of the Software as may be necessary for Customer's lawful use, provided Customer affixes to such copies all copyright, confidentiality, and proprietary notices that appear on the original.

Protection of Information. Customer agrees that aspects of the Software and associated documentation, including the specific design and structure of individual programs, constitute trade secrets and/or copyrighted material of Cisco. Customer shall not disclose, provide, or otherwise make available such trade secrets or copyrighted material in any form to any third party without the prior written consent of Cisco. Customer shall implement reasonable security measures to protect such trade secrets and copyrighted material. Title to Software and documentation shall remain solely with Cisco.

Term and Termination. This License is effective until terminated. Customer may terminate this License at any time by destroying all copies of Software including any documentation. Customer's rights under this License will terminate immediately without notice from Cisco if Customer fails to comply with any provision of this License. Upon termination, Customer must destroy all copies of Software in its possession or control.

Customer Records. Customer grants to Cisco and its independent accountants the right to examine Customer's books, records and accounts during Customer's normal business hours to verify compliance with this Agreement. In the event such audit discloses non-compliance with this Agreement, Customer shall promptly pay to Cisco the appropriate licensee fees.

Export. Software, including technical data, may be subject to U.S. export control laws, including the U.S. Export Administration Act and its associated regulations, and may be subject to export or import regulations in other countries. Customer agrees to comply strictly with all such regulations and acknowledges that it has the responsibility to obtain licenses to export, re-export, or import Software.

Restricted Rights. Cisco's commercial software and commercial computer software documentation is provided to United States Government agencies in accordance with the terms of this Agreement, and per


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subparagraph "(c)" of the "Commercial Computer Software - Restricted Rights"
clause at FAR 52.227-19 (June 1987). For DOD agencies, the restrictions set forth in the "Technical Data-Commercial Items" clause at DFARS 252.227-7015 (Nov
1995) shall also apply.

Limited Warranty. Cisco Systems, Inc. or the Cisco Systems, Inc. subsidiary licensing the Software, if sale is not directly by Cisco Systems, Inc. ("Cisco") warrants that commencing from the date of delivery to Customer (but in case of resale by a Cisco reseller, commencing not more than ninety (90) days after original shipment by Cisco), and continuing for a period of the longer of (a) ninety (90) days or (b) the period set forth in the Warranty Card accompanying the Product (if any): (a) the media on which the Software is furnished will be free of defects in materials and workmanship under normal use; and (b) the Software substantially conforms to its published specifications. The date of shipment of a Product by Cisco is set forth on the packaging material in which the Product is shipped. Except for the foregoing, the Software is provided AS IS. This limited warranty extends only to the Customer who is the original licensee. Customer's sole and exclusive remedy and the entire liability of Cisco and its suppliers under this limited warranty will be, at Cisco or its service center's option, repair, replacement, or refund of the Software if reported (or, upon request, returned) to the party supplying the Software to Customer, if different than Cisco. In no event does Cisco warrant that the Software is error free or that Customer will be able to operate the Software without problems or interruptions. In addition, due to the continual development of new techniques for intruding upon and attacking networks, Cisco does not warrant that the Software or any equipment, system or network on which the Software is used will be free of vulnerability to intrusion or attack.

Restrictions. This warranty does not apply if the Product (a) has been altered, except by Cisco, (b) has not been installed, operated, repaired, or maintained in accordance with instructions supplied by Cisco, (c) has been subjected to abnormal physical or electrical stress, misuse, negligence, or accident; or (d) is licensed, for beta, evaluation, testing or demonstration purposes for which Cisco does not receive a payment of purchase price or license fee.

DISCLAIMER OF WARRANTY. EXCEPT AS SPECIFIED IN THIS WARRANTY, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, SATISFACTORY QUALITY OR ARISING FROM A COURSE OF DEALING, LAW, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. TO THE EXTENT AN IMPLIED WARRANTY CANNOT BE EXCLUDED, SUCH WARRANTY IS LIMITED IN DURATION TO THE WARRANTY PERIOD. BECAUSE SOME STATES OR JURISDICTIONS DO NOT ALLOW LIMITATIONS ON HOW LONG AN IMPLIED WARRANTY LASTS, THE ABOVE LIMITATION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM JURISDICTION TO JURISDICTION. This disclaimer and exclusion shall apply even if the express warranty set forth above fails of its essential purpose.

      General Terms Applicable to the Limited Warranty Statement and Software License Disclaimer of Liabilities. IN NO EVENT WILL CISCO OR ITS SUPPLIERS BE LIABLE FOR ANY LOST REVENUE, PROFIT, OR DATA, OR FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY ARISING OUT OF THE USE OF OR INABILITY TO USE SOFTWARE EVEN IF CISCO OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. In no event shall Cisco's or its suppliers' liability to Customer, whether in contract, tort (including negligence), or otherwise, exceed the price paid by Customer. The foregoing limitations shall apply even if the above-stated warranty fails of its essential purpose. BECAUSE SOME STATES OR JURISDICTIONS DO NOT ALLOW LIMITATION OR EXCLUSION OF CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

The Warranty and the Software License shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws, provided that for Customers


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

located in a member state of the European Union, Norway or Switzerland, English law shall apply. The United Nations Convention on the International Sale of Goods shall not apply. If any portion hereof is found to be void or unenforceable, the remaining provisions of the Warranty and the Software License shall remain in full force and effect. Except as expressly provided herein, the Software License constitutes the entire agreement between the parties with respect to the license of the Software and supersedes any conflicting or additional terms contained in the purchase order

If Customer has entered into a contract directly with Cisco for supply of the Products subject to this warranty, the terms of that contract shall supersede any terms of this Warranty or the Warranty Card, or the Software License, which are inconsistent with that contract. Customer acknowledges that: the Internet URL address and the web pages referred to in this document may be updated by Cisco from time to time; the version in effect at the date of delivery of the Products to the Customer shall apply.


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CISCO SYSTEMS
[LOGO](R)
--------------------------------------------------------------------------------
                                   EXHIBIT G

           TERMS AND CONDITIONS FOR CISCO OPTICAL NETWORKING PRODUCTS
--------------------------------------------------------------------------------

1.0   SCOPE

      This Exhibit sets forth the terms and conditions for the purchase of Cisco 15xxx series of optical networking products ("Optical Products"). Except as otherwise permitted in Section 2.2 of the Agreement, Customer shall have no right to resell the Optical Products. The terms and conditions of the Customer Agreement ("Agreement") shall apply to Customer's purchase of the Optical Product to the extent such terms do not conflict with the terms and conditions stated herein, in which event the terms of this Exhibit shall take precedence. This Exhibit shall not apply to Customer's purchase of any other Cisco Products.

2.0   PRICES.

      Prices for the Optical Products shall be as set forth in Exhibit B to the Agreement.

3.0   LIMITED WARRANTY.

      For Customer's purchase of the Optical Products, the warranties shall be as follows:

      3.1   The duration of the Hardware Warranty shall be ***************.

      3.2   The duration of the Software Warranty shall be ***************.

      3.3 Before returning any Optical Product, Customer shall telephone the Technical Assistance Center (the "TAC") in the USA at 1-877-323-7368 for a Return Material Authorization ("RMA") number to trace the Optical Product. Customer must clearly indicate the RMA number on every communication, including the outside of all return packages, with respect to returned Optical Products. Cisco shall seek to ship repaired Optical Products, or ship replacement Optical Products, within ************************* of receiving defective Optical Products, unless Customer requests expedited service as described in Section 4 below. Customer shall be responsible for shipping Optical Products back to Cisco, and Cisco shall be responsible for shipping repaired or replacement Optical Products to Customer.

      3.4 The foregoing warranty shall not apply to any Optical Products or Software (a) marked or identified as "sample", (b) loaned or provided to Customer at no cost, or (c) which is sold "as is."

      3.5 While under warranty, Customer shall receive twenty-four (24) hour, seven (7) day a week technical assistance for the Optical Product at no charge through the Technical Assistance Center ("TAC") in the USA. The toll-free phone number is 1-877-323-7368. Equipment failures should be reported to the TAC during normal business hours, 8:00 a.m. to 7:00 p.m. (Central Standard Time), except for an emergency equipment failure, which should be reported immediately to the TAC. When a call is received, the attendant shall determine the severity and type of problem. The Customer's call shall be assigned and managed by a technical support engineer for attention and resolution.

      3.6 For Optical Products under warranty, there is no charge for repair and return in accordance with the standard turn-around time. Cisco will seek to repair failed Optical Product and ship the repaired Optical Product to Customer within ************************** of receipt.


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4.0   WARRANTY UPGRADES

      In consideration of the applicable service fees paid by Customer, Warranty Upgrades for the Optical Products may be available pursuant to Cisco's then current Advance Replacement/Onsite Support Upgrade Program, if any.

5.0   TRAINING

      5.1 Customer may purchase training classes per Cisco's published schedule.

      5.2 Classes may be offered at Cisco's site or Customer's site. Instructor's travel and living expenses shall be invoiced at ************. Customer shall be responsible for procuring and installing equipment if classes are held at Customer's location.

      5.3 Classes are provided for groups of four (4) to ten (10). With instructor's approval, additional individuals may attend for a mutually agreed to fee.

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--------------------------------------------------------------------------------
                                   EXHIBIT T
                             SPECIAL PURCHASE TERMS
--------------------------------------------------------------------------------

1.    Exclusivity Commitment

(a) EXCLUSIVITY PRODUCTS. Subject to the provisions of Sections 19.0 and 25.0 of the Agreement and Sections 1(c) and 2 of this Exhibit T, during the Initial Term, Customer will purchase exclusively from Cisco all of its requirements for
(a) the Products listed below under the heading "Exclusivity Products," or (b) products with substantially equivalent functionality to the Exclusivity Products.

(b) OTHER PRODUCTS. In addition to the foregoing, if Customer seeks to acquire any internetworking or other product the material functionality of which is not satisfied by one of the Exclusivity Products (a "Desired Functionality") but which may be satisfied by a Cisco Product listed below under the heading "ROFR Products," Customer shall provide Cisco with a right of first refusal to supply the Desired Functionality pursuant to the procedure described in this Section 1(b). Prior to acquiring a Desired Functionality from a third party vendor, Customer shall seek a firm written offer from such vendor setting forth the terms and conditions pursuant to which the third party vendor is willing to provide the Desired Functionality, including the total price for which the third party vendor is offering all products and services necessary to achieve the Desired Functionality, whether such offer is conditioned on a firm commitment to purchase, the scope and duration of the purchasing relationship proposed and any other terms or conditions or arrangements material to the offer or upon which the offer depends (the "Competitive Offer") and shall provide a copy of the Competitive Offer to Cisco. If, within ******* of Cisco's receipt of a Competitive Offer, Cisco provides Customer with a firm offer to sell a ROFR Product which meets the Desired Functionality which includes a purchase price and other material terms and conditions which are materially equal to or better than the Competitive Offer with respect to any Desired Functionality, then Customer shall purchase the ROFR Product from Cisco on the terms of Cisco's firm offer. ********************************************************************
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EXCLUSIVITY PRODUCTS. The Exclusivity Products shall include the following:

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ROFR Products

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(c) Exceptions. During the Initial Term, the provisions of Section 1(a) and 1(b)
of this Exhibit T shall not apply to products purchased by Customer pursuant to the following provisions.

      (i) **********************************************************************
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      (ii) In addition to the exception from Sections 1(a) and 1(b) of this
      Exhibit T set forth in Section 1(c)(i) above, Customer shall be permitted to make purchases of third party internetworking hardware and software which would otherwise be subject to Sections 1(a) and 1(b) of this Exhibit T in an aggregate amount not to exceed **********.

      ***********************************************************************
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2. CUSTOMER'S CHANGE IN CONTROL. In the event of a sale, transfer, conveyance or other disposition (including by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets or capital stock of either Customer or Velocita Corp., to an unrelated third party (a "Third Party Buyer") and the Third Party Buyer provides Cisco and Customer with written notice (the "Acquisition Notice") that the Third Party Buyer will not acquire the assets of Customer unless the provisions of this Exhibit T are terminated, Cisco agrees to negotiate in good faith with Customer a mutually acceptable termination of the provisions of this Exhibit T. If the parties are unable to come to a mutually acceptable termination of this Exhibit T within 20 days of he date of the Acquisition Notice, this Exhibit T shall immediately terminate and Customer shall pay Cisco an amount equal to the difference between
(a) the Purchase Commitment and (b) the net purchase price of all Cisco Products and Services paid to Cisco by Customer from the Effective Date through the termination of this Exhibit T. If the Third Party Buyer wishes to assume the obligations of Customer under the Agreement, including this Exhibit T, Cisco agrees to consider in good faith allowing such Third Party Buyer to assume such obligations.

3. PURCHASE COMMITMENT. On or before the final day of the Initial Term of the Agreement, Customer shall have purchased Cisco Products and Services with an aggregate net purchase price payable to Cisco of $225,000,000 (the "Purchase Commitment"). Customer may satisfy the Purchase Commitment by (a) placing final Purchase Orders (the "Final Purchase Orders") for Products and Services on or prior to the final day of the Initial Term which specify (i) a collective aggregate net purchase price the sum of which, together with the all amounts previously invoiced to and paid by Customer under this Agreement for the purchase of Products and Services, is equal to or greater than $225,000,000 and
(ii) (A) with respect to Final Purchase Orders for Products, specify a requested shipment date of not greater


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than 120 days after the final day of the Initial Term, (B) with respect to
Maintenance Services, specify a service term of not greater than 1 year after the final day of the Initial Term and, (C) with respect to Professional Services, specify a requested completion date for such Professional Services of not more than 90 days after the final day of the Initial Term and (b) fully paying all amounts not disputed in good faith and related to such Final Purchase Orders within 30 days after receipt of such applicable invoices. If Customer does not satisfy the Purchase Commitment, Cisco shall invoice Customer for, and Customer shall pay in accordance with Section 7.0 of this Agreement, an amount equal to the difference between (x) $225,000,000 and (y) the sum of (A) the total dollars paid by Customer to Cisco for Products and Services during the Initial Term, (B) the total dollars to be paid by Cisco to Customer pursuant to the Final Purchase Orders and (C) any amount disputed by Customer in good faith.

4. DISPUTE RESOLUTION. Except as otherwise described in Section 2 above, in the event that any material dispute (a "Dispute") regarding the parties' respective obligations under this Exhibit T arises, prior to seeking any other remedies, at law, in equity or otherwise, the parties shall comply with the procedures set forth in this paragraph. Either party may give the other notice of a Dispute, including a detailed description of the Dispute (a "Dispute Notice"). Within 20 days of the date of a Dispute Notice, the First Tier Executives (as defined in Section 25.2 of the Agreement) shall meet to discuss appropriate resolution of the Dispute. If, within 10 days of their first meeting under this Section the First Tier Executives are unable to resolve all material issues surrounding the Dispute, the discussion shall be escalated to the Second Tier Executives who shall meet within 10 days. If the Second Tier Executives (as defined in Section
25.2 of the Agreement) have not reached a mutually acceptable resolution of the Dispute within 20 days after their first meeting, either party shall be free to seek alternative remedies under the contract or otherwise.


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--------------------------------------------------------------------------------
                                   EXHIBIT U
                CISCO GLOBAL PRICE LIST AS OF THE EFFECTIVE DATE
--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
                                   EXHIBIT V
                            AGREEMENT EFFECTIVE DATE
--------------------------------------------------------------------------------

1. Effective Date. Except as provided in Section 2 below, neither this Agreement nor any of its provisions shall be effective or binding upon either of the parties hereto unless, prior to 5:00 p.m. on May 31, 2001 (the "End Date"), each of the following conditions is satisfied:

      (a) The Customer, First Union National Bank ("First Union") and Cisco Systems Capital Corporation ("CSCC") shall have entered into the Amended and Restated Credit Agreement and other definitive legal documentation for the financing facility described in the financing commitment letter dated April [12], 2001, addressed to the Customer by CSCC; all consents thereto required from the agent and lenders under the Credit Agreement dated as of October 29, 1999, as restated on March 31, 2001, among the Customer, First Union, as administrative agent, and the lenders party thereto, shall have been duly delivered; and all conditions precedent to the Initial Drawdown described in such commitment letter or definitive legal documentation shall have been satisfied or waived; and

      (b) Velocita Corp. shall have received the payment of the purchase price payable by Cisco under the Series B Senior Cumulative Convertible Preferred Stock Purchase Agreement dated as of April [12], 2001 between Cisco and Velocita Corp., for the issuance and sale of preferred stock of Velocita Corp. on the terms and conditions described therein.

The date of satisfaction of such conditions shall be the Effective Date, for purposes of the Agreement.

2. Terms Applicable to Purchase Orders. Notwithstanding the foregoing Section 1, prior to the Effective Date, if any, or the End Date and thereafter, if the Effective Date does not occur (but only for a period of 2 years after the date of last signature of this Agreement by a party), Customer at its option may issue, and Cisco at its option may accept, Purchase Orders for Products or Services on the terms set forth below and the issuance and acceptance of such Purchase Orders shall not cause this Agreement to become effective or constitute a waiver of the conditions set forth in this Exhibit V; provided that the following provisions shall apply to all such Purchase Orders in the aggregate:

      (a) During the period between the date of Cisco's acceptance of such Purchase Orders and (a) the Effective Date, if any, or (b) the End Date and thereafter, if the Effective Date does not occur, the terms and conditions of this Agreement shall be effective for the purpose of such Purchase Orders, modified as follows:

      (i) the following provisions shall not apply: (A) definitions of Critical Milestones, Exclusivity Commitment, Net Purchase Amount and Purchase Commitment, (B) the final sentence of Section 5.0, (C) Section 20.4, (D)
      Section 25, (E) Exhibit B-1, (F) Section 6.0 of Exhibit G and (G) Exhibit T.; and

      (ii) the following provisions are revised as follows:

            (A)   Section 20.3 is replaced with the following;

            "In the event that Cisco discontinues the availability of a Product and no Product with equivalent or better functionality is available, Cisco shall use commercially reasonable efforts to make available
            (a) spare/replacement parts and/or repair Services for the discontinued Hardware for five (5) years from the date of announcement of the discontinuance; and (b) provide an opportunity for Customer to purchase a one-time supply of spare parts to support its reasonable, estimated requirements. Technical support for each revision of Cisco's standard Software for a Product shall be available for three (3) years from the date of first commercial shipment of such revision."

            (B) Section 22 is modified by deleting the following words in the first sentence: "THE GREATER OF" and "OR $**********."


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      (b) If the Effective Date is reached, the terms and conditions of this
Agreement in its entirety shall apply to such Purchase Orders retroactively to the date of Cisco's acceptance of such Purchase Orders and any payments made by the Customer on or prior to the final day of the Initial Term with respect to such Purchase Orders shall reduce the Purchase Commitment set forth in Exhibit T on a dollar-for-dollar basis.


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